              AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT

                                     AMONG

                             PUTNAM VARIABLE TRUST
                           PUTNAM MUTUAL FUNDS CORP.
                       HARTFORD LIFE AND ANNUITY COMPANY

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the 1st of January, 2000, among HARTFORD LIFE and ANNUITY INSURANCE COMPANY ("HLAI"), a Connecticut corporation, HARTFORD LIFE INSURANCE COMPANY, a Connecticut corporation ("HLIC"; HLAI and HLIC are collectively referred to herein as the Companies or individually as a "Company"), each of the Companies on its own behalf and on behalf of each separate account set forth under its name on Schedule A, as it may be amended from time to time (each such separate account an "Account"), PUTNAM VARIABLE TRUST (the "Trust"), a Massachusetts business trust, and PUTNAM MUTUAL FUNDS CORP. (the "Underwriter"), a Massachusetts corporation.

WHEREAS, the Trust is an open-end diversified management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Contracts") to be offered by insurance companies which have entered into Participation Agreements with the Trust and the Underwriter (the "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and

WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission, dated December 29, 1993 (File No. 812-8612), granting the variable annuity and variable life insurance separate accounts participating in the Trust exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of the Participating Insurance Companies (the "Shared Funding Exemptive Order"); and

WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and the sale of its shares is registered under the Securities Act of 1933, as amended (the " 1933 Act"); and

WHEREAS, each Company has registered or will register the Contracts to be issued by it under the 1933 Act and any applicable state securities and insurance law (except for such Contracts which the Company will offer and sell in compliance with exemptions from such registration); and

WHEREAS, each Account is a duly organized, validly existing separate account, established by resolution of the Board of Directors of a Company to set aside and invest assets attributable to the Contracts; and

WHEREAS, each Company has registered or will register each of its Accounts as a unit investment trust under the 1940 Act (except for such Accounts operated in compliance with an exemption from such registration); and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the " 1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, each Company intends to purchase shares in certain Funds ("Authorized Funds") on behalf of each of its Accounts to fund certain of the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value; and

WHEREAS, the Companies and the Underwriter have previously entered into certain agreements relating to the Trust and the Accounts, including a Master Participation Agreement, dated January 1, 1998 (the "Previous Agreements"), and wish to consolidate and restate the Previous Agreements in one Master Agreement, except as provided in Section 1.1.

NOW, THEREFORE, in consideration of the promises herein, each Company, the Trust and the Underwriter agree as follows:

                 ARTICLE I. RESTATEMENT OF PREVIOUS AGREEMENTS

1.1 This Amended and Restated Master Participation Agreement amends, replaces and restates all Previous Agreements entered into by the parties hereto with respect to the Trust, the Accounts and the Contracts; provided that the Companies and the Underwriter may in their discretion enter into such other marketing and business arrangements as they agree. All Previous Agreements shall be of no further effect after the date hereof. This provision specifically shall not apply to the Agreement effective January 1, 1988, between HLIC and the Underwriter, as the same has been amended from time to time (the "Business Agreement"). Likewise, the parties agree that 1.1 of the Master Participation Agreement, dated January 1, 1998, was not intended to, nor does it have any effect on the Business Agreement.

                        ARTICLE II. SALE OF TRUST SHARES

2.1 The Underwriter will, subject to the Trust's rights under Section 2.2 and otherwise under this Agreement, sell to each Company, those Trust shares representing interests in Authorized Funds which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 2.1, each Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee by 4:00 p.m., Eastern time, shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 a.m., Eastern time, on the following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission. The Authorized Funds for each Account are set forth in Schedule A, as such schedule is amended from time to time.

2.2 The Trust will make its shares available indefinitely for purchase at the applicable net asset value per share by each Company and its Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Trust shall use best efforts to calculate such net asset value on each day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Trustees of the Trust (the "Trustees") may refuse to sell shares of any Fund to a Company or any other person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the Trust or if the Trustees determine, in the exercise of their fiduciary responsibilities, that to do so would be in the best interests of shareholders.

2.3 The Trust and the Underwriter agree that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Fund will be sold to the general public.

2.4 The Trust shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Section 2.4, each Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee by 4:00 p.m., Eastern time, shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m., Eastern Time, on the following Business Day.

2.5 Each Company shall purchase and redeem the shares of Authorized Funds offered by the then current prospectus of the Trust in accordance with the provisions of such prospectus.

2.6 Each Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of
Section 2.1 hereof. Payment shall be in federal funds transmitted by wire.

2.7 Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to a Company or any Account. Shares ordered from the Trust will be recorded as instructed by a Company to the Underwriter in an appropriate title for each Account or the appropriate sub-account of each Account.

2.8 The Underwriter shall furnish or cause to be furnished prompt notice (by wire or telephone, followed by written confirmation), to each Company of the declaration of any income, dividends or capital gain distributions payable on the Trust's shares. Each Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. Each Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Underwriter shall notify each Company of the number of shares so issued as payment of such dividends and distributions.

2.9 The Underwriter shall make the net asset value per share for each Fund available to each Company on a daily basis as soon as reasonably practical after the Trust calculates its net asset value per share and each of the Trust and the Underwriter shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.

2.10 The Underwriter retains the exclusive right to use of the name "Putnam", and the Companies shall not use, or permit any mutual fund substituted for any of the Funds to use the name "Putnam" for any purpose without the written consent of Putnam. The Companies retain the exclusive right to use the name "Hartford" and the Underwriter shall not use such name for any purpose without the consent of a Company.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1  Each Company represents and warrants that

    (a) at all times during the term of this Agreement the Contracts it issues are or will be registered under the 1933 Act or will be offered and sold in compliance with exemptions from such registration; such Contracts will be issued and sold in compliance in all material respects with all applicable laws. Such Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account under applicable law and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts or operate such Account in compliance with exemption from such registration; and

    (b) the Contracts are currently treated as endowment, annuity or life insurance contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such treatment and that it will notify the Trust and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

3.2    The Trust represents and warrants that

       (a) at all times during the term of this Agreement Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold by the Trust to each Company in compliance with all applicable laws, subject to the terms of
            Section 3.4 below, and the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter in connection with their sale by the Trust to a Company and only as required by Section 3.4;

       (b) it is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will use its best efforts to maintain such qualification (under Subchapter M or any successor provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future; and

       (c) it is lawfully organized and validly existing under the laws of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

3.3 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Trust shares in accordance with all applicable securities laws applicable to it, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

3.4 Notwithstanding any other provision of this Agreement, the Trust shall be responsible for the registration and qualification of its shares and of the Trust itself under the laws of any jurisdiction only in connection with the sales of shares directly to a Company through the Underwriter. The Trust shall not be responsible, and each Company shall take full responsibility, for determining any jurisdiction in which any qualification or registration of Trust shares or the Trust by the Trust may be required in connection with the sale of the Contracts or the indirect interest of any Contract in any shares of the Trust and advising the Trust thereof at such time and in such manner as is necessary to permit the Trust to comply.

3.5 The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

             ARTICLE IV. PROSPECTUSES AND PROXY STATEMENTS; VOTING

4.1 Except for such accounts which are designated on Schedule A as Putnam Hartford Separate Accounts, the Trust shall provide such documentation (including a camera ready copy of its prospectus) and other assistance as is reasonably necessary in order for the Companies once each year (or more frequently if the prospectus for the Trust is amended) to have the prospectus or prospectuses for the Contracts and the Trust's prospectus printed together in one or more documents (such printing to be at the Companies' expense).

4.2 The Trust's Prospectus shall state that the Statement of Additional Information for the Trust is available from the Underwriter or its designee (or in the Trust's discretion, the Prospectus shall state that such Statement is available from the Trust), and the Underwriter (or the Trust), at its expense, shall print and provide such Statement free of charge to each Company and to any owner of a Contract or prospective owner who requests such Statement.

4.3 Except for such accounts which are designated on Schedule A as Putnam Hartford Separate Accounts, the Trust, at its expense, shall provide the Company with copies of its reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for distribution to the Contract owners, such distribution to be at the expense of the Company.

4.4 Each Company shall vote all Trust shares as required by law and the Shared Funding Exemptive Order. Each Company reserves the right to vote Trust shares held in any separate account in its own right, to the extent permitted by law and the Shared Funding Exemptive Order. Each Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges in a manner consistent with all legal requirements and the Shared Funding Exemptive Order.

4.5 The Trust will comply with all applicable provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Trustees and with whatever rules the Commission may promulgate with respect thereto.

4.6 Notwithstanding anything herein to the contrary, the allocation of responsibility for printing and distributing of prospectuses and shareholder reports for Putnam/Hartford Accounts and the payment of the expenses therefor shall be as provided in the Business Agreement. The Trust shall pay the costs of printing and distributing proxy statements to holders of contracts issued by Putnam/Hartford Accounts.

                   ARTICLE V. SALES MATERIAL AND INFORMATION

5.1 Without limiting the scope or effect of Section 5.2, each Company shall furnish, or shall cause to be furnished, to the Underwriter each piece of sales literature or other promotional material in which the Trust, its investment adviser or the Underwriter is named at least 10 days prior to its use. No such material shall be used if the Underwriter objects to such use within five Business Days after receipt of such material.

5.2 Neither Company shall give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in annual or semi-annual reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Underwriter, except with the written permission of the Trust or the Underwriter or the designee of either or as is required by law.

5.3 The Underwriter or its designee shall furnish, or shall cause to be furnished, to each Company or its designee, each piece of sales literature or other promotional material prepared by the Underwriter in which any of a Company, a separate account of a Company or a Contract is named at least 10 days prior to its use. No such material shall be used if a Company or its designee objects to such use within five Business Days after receipt of such material.

5.4 Neither the Trust nor the Underwriter shall give any information or make any representations on behalf of a Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by a Company for distribution to Contract owners, or in sales literature or other promotional material approved by a Company or its designee, except with the written permission of such Company or as is required by law.

5.5 For purposes of this Article V, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all registered representatives.

                         ARTICLE VI. FEES AND EXPENSES

6.1 Except as provided in this Agreement the Trust and Underwriter shall pay no fee or other compensation to the Companies under this agreement.

6.2 Except as otherwise provided in the Business Agreement, all expenses incident to performance by the Trust under this Agreement shall be paid by the Trust, including the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus and shareholder reports in type, setting in type and printing the proxy materials, and the preparation of all statements and notices required by any federal or state law, in each case as may reasonably be necessary for the performance by it of its obligations under this Agreement.

6.3 (a) Except for such accounts which are designated on Schedule A as Putnam Hartford Separate Accounts, the Company shall bear the expenses of (i) printing and distributing the Trust's prospectus and (ii) distributing the reports to the Trust's shareholders.

       (b) With respect to each Putnam Hartford Separate Account, costs of printing and distributing the Trust's and the Companies' prospectuses and reports to shareholders shall be as provided in the Business Agreement.

       (c) The Trust shall bear the costs of printing and distributing the Trust's proxy materials to owners of the Contracts.

                           ARTICLE VII. SERVICE FEES

7.1 With respect to any Account investing in Class I-B shares, so long as the Company creating such Account complies with its obligations in this Article VII, the Underwriter shall pay such Company a quarterly service fee (the "Service Fee") on shares of the Funds held in such Account at the annual rates specified in Schedule B (excluding any accounts for the Company's own corporate retirement plans), subject to Section 7.2 hereof.

7.2 Each Company understands and agrees that all Service Fee payments are subject to the limitations contained in each Fund's Distribution Plan, which may be varied or discontinued at any time and hereby waive the right to receive such service fee payments with respect to a Fund if such Fund ceases to pay 12b-1 fees to the Underwriter.;

7.3 (a) a Company's failure to provide the services described in Section 7.4 or otherwise comply with the terms of this Agreement will render it ineligible to receive Service Fees; and

       (b) the Underwriter may, without the consent of the Companies, amend this
           Article VII to change the terms of the Service Fee payments with prior written notice to the Companies; provided that the Underwriter may not change such terms with respect to the Companies unless such changes are applied to the payment of Service Fees generally or if a Company has not fulfilled its obligations hereunder.

7.4 Each Company receiving Service Fees will provide the following services to the Contract Owners purchasing Fund shares:

       (i) Maintaining regular contact with Contract owners and assisting in answering inquiries concerning the Funds;

       (ii) Assisting in printing and distributing shareholder reports, prospectuses and other sale and service literature provided by the Underwriter;

    (iii) Assisting the Underwriter and its affiliates in the establishment and maintenance of shareholder accounts and records;

    (iv) Assisting Contract owners in effecting administrative changes, such as exchanging shares in or out of the Funds;

    (v)  Assisting in processing purchase and redemption transactions; and

    (vi) Providing any other information or services as the Contract owners or the Underwriter may reasonably request.

Each Company will support the Underwriter's marketing efforts by granting reasonable requests for visits to the Company's offices by the Underwriter's wholesalers.

7.5 Each Company's compliance with the service requirement set forth in this Agreement will be evaluated from time to time by monitoring redemption levels of Class I-B Fund shares held in any Account and by such other methods as the Underwriter deems appropriate.

7.6 The provisions of this Article VII shall remain in effect for not more than one year from the date hereof and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by the Trustees in conformity with Rule 12b-1. This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act). In addition, this Article VII may be terminated at any time, without the payment of any penalty, with respect to any Fund or the Trust as a whole by any party upon written notice delivered or mailed by registered mail, postage prepaid, to the other party, or , as provided in Rule 12b-1 under the 1940 Act by the Trustees or by the vote of the holders of the outstanding voting securities of any Fund.

7.7 The Underwriter shall provide the Trustees of each of the Funds, and such Trustees shall review at least quarterly, a written report of the amounts paid to the Companies under this Article VII and the purposes for which such expenditures were made.

                         ARTICLE VIII. DIVERSIFICATION

8.1 The Trust shall cause each Authorized Fund to maintain a diversified pool of investments that would, if such Fund were a segregated asset account, satisfy the diversification provisions of Section 817(h) of the Code and the regulations promulgated thereunder.

                        ARTICLE IX. POTENTIAL CONFLICTS

9.1 The Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Accounts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities law or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform each Company if the Trustees determine that a material irreconcilable conflict exists and the implications thereof.

9.2 Each Company will report any potential or existing conflicts of which it is aware to the Trustees. Each Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order, by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised. This includes, but is not limited to, an obligation by a Company to inform the Trustees whenever Contract owner voting instructions are disregarded.

9.3 If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, each affected Company shall to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take, at such Company's expense, whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

9.4 If a material irreconcilable conflict arises because of a decision by a Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, such Company may be required, at the Trust's election, to withdraw the affected Account's investment in one or more Funds and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty shall be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders by such Company for the purchase (or redemption) of shares of the Trust.

9.5 If a material irreconcilable conflict arises because of a particular state insurance regulator's decision applicable to a Company to disregard Contract owner voting instructions and that decision represents a minority position that would preclude a majority vote, then such Company may be required, at the Trust's direction, to withdraw the affected Account's investment in one or more Authorized Funds; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, unless a shorter period is required by law, and until the end of the foregoing six month period (or such shorter period if required by law), the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and supplement orders by such Company for the purchase (and redemption) of shares of the Trust. No charge or penalty will be imposed as a result of such withdrawal.

9.6 For purposes of Sections 9.3 through 9.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict. Neither the Trust nor the Underwriter shall be required to establish a new funding medium for the Contracts, nor shall a Company be required to do so, if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the affected Company will withdraw the Account's investment in one or more Authorized Funds and terminate this Agreement within six (6) months (or such shorter period as may be required by law or any exemptive relief previously granted to the Trust) after the Trustees inform such Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal.

9.7 The responsibility to take remedial action in the event of the Trustees' determination of a material irreconcilable conflict and to bear the cost of such remedial action shall be the obligation of each Company, and the obligation of such Company set forth in this Article IX shall be carried out with a view only to the interests of Contract owners.

9.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 4.4, 4.5, 9.1, 9.2, 9.3, 9.4 and 9.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

9.9 Each Company has reviewed the Shared Funding Exemption Order and hereby assumes all obligations referred to therein which are required, including, without limitation, the obligation to provide reports, material or data as the Trustees may request as conditions to such Order, to be assumed or undertaken by the Company.

                           ARTICLE X. INDEMNIFICATION

10.1.  INDEMNIFICATION BY THE COMPANY

10.1 (a). Each Company shall indemnify and hold harmless the Trust and the Underwriter and each of the Trustees, directors of the Underwriter, officers, employees or agents of the Trust or the Underwriter and each person, if any, who controls the Trust or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 10.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of such Company which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

       (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Registration Statement, Prospectus or Statement of Additional Information or, in the case of Contracts not registered under the 1933 Act, private placement memoranda or similar offering documents, for the Contracts issued by the Company or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to such Company by or on behalf of the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

       (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the Trust's Registration Statement or Prospectus, or in sales literature for Trust shares not supplied by such Company, or persons under its control) made by, or unlawful conduct of, the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust or the Underwriter by or on behalf of such Company; or

       (iv) arise out of or result from any breach of any representation and/or warranty made by such Company in this Agreement or arise out of or result from any other breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 10.1
            (b) and 10.1 (c) hereof.

10.1 (b) A Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's failure to fulfill its obligations or duties under this Agreement or to the Trust, whichever is applicable.

10.1 (c) A Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified such Company in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect to such claim. Failure to notify a Company of any such claim shall not relieve such Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision. In case any such action is brought against the Indemnified Parties, such Company shall be entitled to participate, at its own expense, in the defense of such action. A Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from such Company to such Indemnified Party of the Company's election to assume the defense thereof the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and such Company will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

10.1 (d) The Underwriter shall promptly notify each Company of the commencement of any litigation or proceedings against the Trust or the Underwriter in connection with the issuance or sale of the Trust Shares or the Contracts or the operation of the Trust or the failure of the Company to perform any of its obligations hereunder.

10.2  INDEMNIFICATION BY THE UNDERWRITER

10.2 (a) The Underwriter shall indemnify and hold harmless each Company and each person, if any, who controls such Company within the meaning of Section 15 of the 1933

Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the sales literature of the Trust prepared by or approved by the Trust or Underwriter (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

       (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the Registration Statement, Prospectus, Statement of Additional Information or sales literature for the Contracts not supplied by the Underwriter or persons under its control) made by, or unlawful conduct of, the Underwriter or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, Statement of Additional Information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to a Company by or on behalf of the Underwriter; or

       (iv) arise out of or result from any breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other breach of this Agreement by the Underwriter or arise out of or result of a breach by the Trust of Article VIII; as limited by and in accordance with the provisions of Sections 10.2(b) and 10.2(c) hereof.

10.2 (b) The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such

Indemnified Party's failure to fulfill to its obligations and duties under this Agreement or to a Company or the Account, whichever is applicable.

10.2 (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim. Failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Underwriter to such Indemnified Party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

10.2 (d) A Company shall promptly notify the Underwriter of the Trust of the commencement of any litigation or proceedings against it or any of its officers or directors, in connection with the issuance or sale of the Contracts or the operation of each Account.

10.3  Indemnification by the Trust

10.3 (a) The Trust shall indemnify and hold harmless such Company, and each person, if any, who controls such Company within the meaning of Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Trust and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, Prospectus and Statement of Additional Information of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in the Registration Statement, Prospectus, or Statement of Additional Information for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

       (ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Sections 10.3(b) and 10.3(c) hereof.

10.3 (b) The Trust shall not be liable under the indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence or by reason of such Indemnified Party's failure to fulfill its obligations and duties under this Agreement or to such Company, the Trust, the Underwriter or each Account, whichever is applicable.

10.3 (c) The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim. Failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party named in the action. After notice from the Trust to such Indemnified Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

10.3 (d) Each Company agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its officers or, directors, in connection with this Agreement, the issuance or sale of the Contracts or the sale or acquisition of shares of the Trust.

10.4 With respect to any claim, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant developments in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

10.5 If a party is defending a claim and indemnifying the other party hereto, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party hereto of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the other party fails to consent within five (5) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the other party, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount. Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to the Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this Section 5.6 shall not apply.

10.6 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a de novo proceeding, separate ad apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

10.7 The provisions of the Article X shall survive any termination of this Agreement.

                           ARTICLE XI. APPLICABLE LAW

11.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

11.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                            ARTICLE XII. TERMINATION

12.1. This Agreement shall terminate at the option of any party upon one year's advance written notice to the other parties provided (i) that as to any Account not identified on Schedule A as a Putnam Hartford Separate Account this Agreement may be terminated upon 180 days prior written notice and (ii) neither the Underwriter nor any Company may terminate this

Agreement as to any account identified on attached Schedule A as a Putnam Hartford Separate Account until after January 1, 2000; or

12.2. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 12.1 may be exercised for any reason or for no reason.

12.3 No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for such termination. Such prior written notice shall be given in advance of the effective date of termination as required by this Article XII.

12.4 Notwithstanding any termination of this Agreement, subject to Section 2.2 of this Agreement, the Trust and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts issued by such Company in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, subject to Section 2.2 of this Agreement, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 12.4 shall not apply to any termination under Article IX and the effect of such Article IX termination shall be governed by Article IX of this Agreement. The provisions of this Section 12.4, and the provisions of
Section 2.2 shall survive termination of this Agreement.

                             ARTICLE XIII. NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

     One Post Office Square
     Boston, MA 02109
     Attention: John R. Verani

If to the Underwriter:

     One Post Office Square
     Boston, MA 02109
     Attention: General Counsel

If to a Company:

     Hartford Life and Annuity Insurance Company
     Hartford Life Insurance Company
     200 Hopmeadow Street
     Simsbury, CT 06089
     Attention: Lynda Godkin, General Counsel

                           ARTICLE XIV MISCELLANEOUS

14.1 A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument, including without limitation Article IX, are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Trust.

14.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

14.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

14.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

14.5 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

14.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

14.7 Notwithstanding any other provision of this Agreement, the obligations of the Trust and the Underwriter are several and, without limiting in any way the generality of the foregoing, neither such party shall have any liability for any action or failure to act by the other party, or any person acting on such other party's behalf.

14.8 No party may assign its rights or obligations under this Agreement without the consent of the other parties hereto. Any such assignment made without such consent shall be null and void.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 HARTFORD LIFE INSURANCE COMPANY

                                 By:      /s/ [ILLEGIBLE]
                                          --------------------------------
                                 Name:    [ILLEGIBLE]
                                 Title:

                                 PUTNAM VARIABLE TRUST

                                 By:      /s/ John R. Verani
                                          --------------------------------
                                 Name:    John R. Verani
                                 Title:   Vice President

                                 PUTNAM MUTUAL FUNDS CORP.

                                 By:      /s/ Eric S. Levy
                                          --------------------------------
                                 Name:    Eric S. Levy
                                 Title:   Senior Vice President

                                   SCHEDULE B

                    SERVICE FEE PAYMENTS ON CLASS I-B SHARES

AUTHORIZED FUNDS                                    RATE
------------------------------------------------------------------------
All Funds                            0.15% per annum

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
-  Putnam Hartford             Putnam Capital Manager         -  Putnam VT American Government Income Fund
Capital Manager                Trust Separate Account         -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Variable Annuity               (a "Putnam Hartford            -  Putnam VT Diversified Income Fund (Class IA shares)
(Series 1 through 6)           Separate Account")             -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
-  Putnam Hartford                                            -  Putnam VT Global Growth Fund (Class IA shares)
Capital Manager-A                                             -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Research Fund (Class IA shares)
                                                              -  Putnam VT Small Cap Value Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Putnam Hartford             Putnam capital manager         -  Putnam VT American Government Income Fund (Class IB shares)
Capital Access                 Trust Separate Account         -  Putnam VT Asia Pacific Growth Fund (Class IB shares)
Variable Annuity               (a "Putnam Hartford            -  Putnam VT Diversified Income Fund (Class IB shares)
                               Separate Account")             -  Putnam VT The George Putnam Fund of Boston (Class IB shares)
-  Putnam Hartford                                            -  Putnam VT Global Asset Allocation Fund (Class IB shares)
Capital Manager Plus                                          -  Putnam VT Global Growth Fund (Class IB shares)
                                                              -  Putnam VT Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              -  Putnam VT Health Sciences Fund (Class IB shares)
                                                              -  Putnam VT High Yield Fund (Class IB shares)
                                                              -  Putnam VT Income Fund (Class IB shares)
                                                              -  Putnam VT International Growth Fund (Class IB shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IB shares)
                                                              -  Putnam VT Investors Fund (Class IB shares)
                                                              -  Putnam VT Money Market Fund (Class IB shares)
                                                              -  Putnam VT New Opportunities Fund (Class IB shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT New Value Fund (Class IB shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              -  Putnam VT Research Fund (Class IB shares)
                                                              -  Putnam VT Small Cap Value Fund (Class IB shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT Vista Fund (Class IB shares)
                                                              -  Putnam VT Voyager Fund (Class IB shares)
-  Putnam Hartford             Separate Account Five          -  Putnam VT American Government Income Fund (Class IA shares)
Inheritance Manager            (a "Putnam Hartford            -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Variable Life                  Separate Account")             -  Putnam VT Diversified Income Fund (Class IA shares)
                                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
-  Putnam Capital                                             -  Putnam VT Global Asset Allocation Fund (Class IA shares)
Manager Variable Life                                         -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Research Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Stag Variable Life          Separate Account VL I          -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
-  Stag Variable Life Artisan                                 -  Putnam VT Diversified Income Fund (Class IA shares)
                                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Stag Last                   Separate                       -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Survivor Variable Life         Account VL II                  -  Putnam VT Diversified Income Fund (Class IA shares)
                                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Series VI-P                 ICMG Series VI-P               -  Putnam VT Diversified Income Fund (Class lB shares)
(Private Placement)                                           -  Putnam VT Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT High Yield Fund (Class IB shares)
                                                              -  Putnam VT International Growth Fund (Class IB shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IB shares)
                                                              -  Putnam VT New Opportunities Fund (Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IB shares)
                                                              -  Putnam VT Vista Fund (Class IB shares)
                                                              -  Putnam VT Voyager Fund (Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
-  Putnam Hartford             Putnam Capital Manager         -  Putnam VT American Government Income Fund (Class IA shares)
Capital Manager                Trust Separate Account         -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Variable Annuity (Series 4-6)  Two (a "Putnam Hartford        -  Putnam VT Diversified Income Fund (Class IA shares)
                               Separate Account")
                                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
-  Putnam Capital                                             -  Putnam VT Global Asset Allocation Fund (Class IA shares)
 Manager-A                                                    -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Research Fund (Class IA shares)
                                                              -  Putnam VT Small Cap Value Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Putnam Hartford             Putnam Capital Manager         -  Putnam VT American Government Income Fund (Class IB shares)
 Capital Access                Trust Separate Account         -  Putnam VT Asia Pacific Growth Fund (Class IB shares)
 Variable Annuity              Two (a 'Putnam Hartford        -  Putnam VT Diversified Income Fund (Class IB sham)
                               Separate Account')             -  Putnam VT The George Putnam Fund of Boston (Class IB shares)
-  Putnam Hartford                                            -  Putnam VT Global Asset Allocation Fund (Class IB shares)
 Capital Manager Plus                                         -  Putnam VT Global Growth Fund (Class IB shares)
                                                              -  Putnam VT Growth and Income Fund (Class 1B shares)
                                                              -  Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              -  Putnam VT Health Sciences Fund (Class IB shares)
                                                              -  Putnam VT High Yield Fund (Class IB shares)
                                                              -  Putnam VT Income Fund (Class IB shares)
                                                              -  Putnam VT International Growth Fund (Class IB shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT International New Opportunities Fund (Class lB shares)
                                                              -  Putnam VT Investors Fund (Class IB shares)
                                                              -  Putnam VT Money Market Fund (Class IB shares)
                                                              -  Putnam VT New Opportiunities Fund (Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              -  Putnam VT Research Fund (Class IB shares)
                                                              -  Putnam VT Small Cap Value Fund (Class IB shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT Vista Fund (Class IB shares)
                                                              -  Putnam VT Voyager Fund (Class IB shares)
-  Hartford Pathmaker          Separate Account Six           -  Putnam VT Diversified Income Fund (Class IA shares)
Variable Annuity                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
-  Putnam Hartford             Separate Account Five          -  Putnam VT American Government Income Fund (Class IA shares)
Inheritance Manager            (a "Putnam Hartford            -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Variable Life                  Separate Account")             -  Putnam VT Diversified Income Fund (Class IA shares)
                                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
-  Putnam Capital                                             -  Putnam VT Global Asset Allocation Fund (Class IA shares)
Manager Variable                                              -  Putnam VT Global Growth Fund (Class IA shares)
Life                                                          -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Research Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Stag Variable Life          Separate Account VL I          -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
                                                              -  Putnam VT Diversified Income Fund (Class IA shares)
-  Stag Variable Life Artisan                                 -  Putnam VT Thc George Putnam Fund of Boston (Class IA shares)
                                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Growth Fund (Class IA shares)
-  Stag Protector                                             -  Putnam VT Growth and Income Fund (Class IA shares)
Variable Universal                                            -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Clad IA shares)
-  Stag Last Survivor          Separate Account VL II         -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Variable Life                                                 -  Putnam VT Diversified Income Fund (Class IA shares)
                                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
-  Stag Variable Life                                         -  Putnam VT Global Asset Allocation Fund (Class IA shares)
Last Survivor II                                              -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT' Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  The One Provider            ICMG Registered Variable       -  Putnam VT International Growth Fund (Class IB shares)
Variable Life                  Life Separate Account One      -  Putnam VT Vista Fund (Class IB shares)
                                                              -  Putnam VT Voyager Fund (Class IB shares)

                                AMENDMENT NO. 1
                                     TO THE
              AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT
                                     AMONG
                             PUTNAM VARIABLE TRUST
                           PUTNAM MUTUAL FUNDS CORP.
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and executed as of the 26th day of June 2000, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Mutual Funds Corp. (the "Underwriter").

WHEREAS, the Companies, the Trust and the Underwriter have executed an Amended and Restated Master Participation Agreement made and entered into as of January 1, 2000 (the "Fund Participation Agreement"); and

WHEREAS, each of the parties hereto wish to amend and restate SCHEDULE A to the Fund Participation Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Company, the Trust and the Underwriter hereby agree as follows:

1. NEW SCHEDULE A. SCHEDULE A to the Fund Participation Agreement is hereby amended and restated in accordance with SCHEDULE A attached hereto.

2. UNMODIFIED TERMS. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

PUTNAM MUTUAL FUNDS CORP.                  PUTNAM VARIABLE TRUST

By       /s/[ILLEGIBLE]                    By            /s/[ILLEGIBLE]
         --------------------------------                ---------------------------------------
Its      Senior Vice President             Its           Senior Vice President

Duly Authorized                            Duly Authorized

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By       /s/[ILLEGIBLE]
         --------------------------------
Its      Senior Vice President

Duly Authorized

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Annuity       Separate Account (a "Putnam    - Putnam VT Asia Pacific Growth Fund (Class IA shares)
(Series 1 through 6)           Hartford Separate Account")    - Putnam VT Diversified Income Fund (Class IA shares)
- Putnam Hartford Capital                                     - Putnam VT The George Putnam Fund of Boston (Class IA shares)
Manager-A                                                     - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Technology Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IB shares)
Access Variable Annuity        Separate Account (a "Putnam    - Putnam VT Asia Pacific Growth Fund (Class IB shares)
- Putnam Hartford Capital      Hartford Separate Account")    - Putnam VT Diversified Income Fund (Class IB shares)
Manager Plus                                                  - Putnam VT The George Putnam Fund of Boston (Class IB shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IB shares)
                                                              - Putnam VT Global Growth Fund (Class IB shares)
                                                              - Putnam VT Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              - Putnam VT Health Sciences Fund (Class IB shares)
                                                              - Putnam VT High Yield Fund (Class IB shares)
                                                              - Putnam VT Income Fund (Class IB shares)
                                                              - Putnam VT International Growth Fund (Class IB shares)
                                                              - Putnam VT International Growth and Income Fund (Class IB shares)
                                                              - Putnam VT International New Opportunities Fund (Class IB shares)
                                                              - Putnam VT Investors Fund (Class IB shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              - Putnam VT Money Market Fund (Class IB shares)
                                                              - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              - Putnam VT Research Fund (Class IB shares)
                                                              - Putnam VT Small Cap Value Fund (Class IB shares)
                                                              - Putnam VT Technology Fund (Class IB shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)
- Putnam Hartford Inheritance  Separate Account Five (a       - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Life          "Putnam Hartford Separate      - Putnam VT Asia Pacific Growth Fund (Class IA shares)
- Putnam Capital Manager       Account")                      - Putnam VT Diversified Income Fund (Class IA shares)
Variable Life                                                 - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Stag Variable Life           Separate Account VL I          - Putnam VT Asia Pacific Growth Fund (Class IA shares)
 - Stag Variable Life Artisan                                 - Putnam VT Diversified Income Fund (Class IA shares)
                                                              - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Stag Last Survivor Variable  Separate Account VL II         - Putnam VT Asia Pacific Growth Fund (Class IA shares)
Life                                                          - Putnam VT Diversified Income Fund (Class IA shares)
                                                              - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Series VI-P (Private         ICMG Series VI-P               - Putnam VT Diversified Income Fund (Class IB shares)
Placement)                                                    - Putnam VT Growth and Income Fund (Class IB shares)
                                                              - Putnam VT High Yield Fund (Class IB shares)
                                                              - Putnam VT International Growth Fund (Class IB shares)
                                                              - Putnam VT International New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Annuity       Separate Account Two (a        - Putnam VT Asia Pacific Growth Fund (Class IA shares)
(Series 4-6)                   "Putnam Hartford Separate      - Putnam VT Diversified Income Fund (Class IA shares)
- Putnam Capital Manager-A     Account")                      - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Technology Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IB shares)
 Access Variable Annuity       Separate Account Two (a        - Putnam VT Asia Pacific Growth Fund (Class IB shares)
 - Putnam Hartford Capital     "Putnam Hartford Separate      - Putnam VT Diversified Income Fund (Class IB shares)
 Manager Plus                  Account")                      - Putnam VT The George Putnam Fund of Boston (Class IB shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IB shares)
                                                              - Putnam VT Global Growth Fund (Class IB shares)
                                                              - Putnam VT Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              - Putnam VT Health Sciences Fund (Class IB shares)
                                                              - Putnam VT High Yield Fund (Class IB shares)
                                                              - Putnam VT Income Fund (Class IB shares)
                                                              - Putnam VT International Growth Fund (Class IB shares)
                                                              - Putnam VT International Growth and Income Fund (Class IB shares)
                                                              - Putnam VT International New Opportunities Fund (Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT Investors Fund (Class IB shares)
                                                              -  Putnam VT Money Market Fund (Class IB shares)
                                                              -  Putnam VT New Opportunities Fund (Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IB shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              -  Putnam VT Research Fund (Class IB shares)
                                                              -  Putnam VT Small Cap Value Fund (Class IB shares)
                                                              -  Putnam VT Technology Fund (Class IB shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT Vista Fund (Class IB shares)
                                                              -  Putnam VT Voyager Fund (Class IB shares)
-  Hartford Pathmaker          Separate Account Six           -  Putnam VT Diversified Income Fund (Class IA shares)
Variable Annuity                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
-  Putnam Hartford             Separate Account Five (a       -  Putnam VT American Government Income Fund (Class IA shares)
Inheritance Manager Variable   "Putnam Hartford Separate      -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Life                           Account")                      -  Putnam VT Diversified Income Fund (Class IA shares)
-  Putnam Capital Manager                                     -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
Variable Life                                                 -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Growth Fund (Class IA shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA shares)
                                                              -  Putnam VT Income Fund (Class IA shares)
                                                              -  Putnam VT International Growth Fund (Class IA shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Research Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Stag Variable Life          Separate Account VL I          -  Putnam VT Asia Pacific Growth Fund (Class IA shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS             SEPARATE ACCOUNT                             AVAILABLE FUNDS
-------------------------------------------------------------------------------------------------------------------
-  Stag Variable Life                                -  Putnam VT Diversified Income Fund (Class IA shares)
Artisan                                              -  Putnam VT The George Putnam Fund of Boston (Class IA
-  Stag Protector                                    shares)
Variable Universal Life                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                     -  Putnam VT Global Growth Fund (Class IA shares)
                                                     -  Putnam VT Growth and Income Fund (Class IA shares)
                                                     -  Putnam VT Health Sciences Fund (Class IA shares)
                                                     -  Putnam VT High Yield Fund (Class IA shares)
                                                     -  Putnam VT Income Fund (Class IA shares)
                                                     -  Putnam VT International Growth Fund (Class IA shares)
                                                     -  Putnam VT International Growth and Income Fund (Class IA
                                                     shares)
                                                     -  Putnam VT International New Opportunities Fund (Class IA
                                                     shares)
                                                     -  Putnam VT Investors Fund (Class IA shares)
                                                     -  Putnam VT Money Market Fund (Class IA shares)
                                                     -  Putnam VT New Opportunities Fund (Class IA shares)
                                                     -  Putnam VT New Value Fund (Class IA shares)
                                                     -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                     -  Putnam VT Utilities Growth and Income Fund (Class IA
                                                     shares)
                                                     -  Putnam VT Vista Fund (Class IA shares)
                                                     -  Putnam VT Voyager Fund (Class IA shares)
-  Stag Last Survivor      Separate Account VL II    -  Putnam VT Asia Pacific Growth Fund (Class IA shares)
Variable Life                                        -  Putnam VT Diversified Income Fund (Class IA shares)
-  Stag Variable Life                                -  Putnam VT The George Putnam Fund of Boston (Class IA
Last Survivor II                                     shares)
                                                     -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                     -  Putnam VT Global Growth Fund (Class IA shares)
                                                     -  Putnam VT Growth and Income Fund (Class IA shares)
                                                     -  Putnam VT Health Sciences Fund (Class IA shares)
                                                     -  Putnam VT High Yield Fund (Class IA shares)
                                                     -  Putnam VT Income Fund (Class IA shares)
                                                     -  Putnam VT International Growth Fund (Class IA shares)
                                                     -  Putnam VT International Growth and Income Fund (Class IA
                                                     shares)
                                                     -  Putnam VT International New Opportunities Fund (Class IA
                                                     shares)
                                                     -  Putnam VT Investors Fund (Class IA shares)
                                                     -  Putnam VT Money Market Fund (Class IA shares)
                                                     -  Putnam VT New Opportunities Fund (Class IA shares)
                                                     -  Putnam VT New Value Fund (Class IA shares)
                                                     -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                     -  Putnam VT Utilities Growth and Income Fund (Class IA
                                                     shares)
                                                     -  Putnam VT Vista Fund (Class IA shares)
                                                     -  Putnam VT Voyager Fund (Class IA shares)
-  The One Provider        ICMG Registered Variable  -  Putnam VT International Growth Fund (Class IB shares)
Variable Life              Life Separate Account     -  Putnam VT Vista Fund (Class IB shares)
                           One                       -  Putnam VT Voyager Fund (Class IB shares)

                              AMENDMENT #2 TO THE
              AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT,
                           EFFECTIVE JANUARY 1, 2000,
                                     AMONG
                             PUTNAM VARIABLE TRUST,
                           PUTNAM MUTUAL FUNDS CORP.,
                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY AND
                        HARTFORD LIFE INSURANCE COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective September 1, 2000, the Agreement is amended as follows:

1. As a result of a name change of the corporation, Putnam Mutual Funds Corp. is replaced throughout the Agreement by Putnam Retail Management, Inc.

2. Section 4.4 is amended to include the following statement at the beginning of the section:

"For its registered Accounts,"

3.   The following paragraph 4.4.1 is added:

"For its unregistered Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or 3(c)(7) thereof, each Company represents and agrees that:

       (a) the principal underwriter for each such unregistered Account and its subaccounts is registered as a broker-dealer under the Securities and Exchange Act of 1934;

       (b) the shares of the Series of the Trust are and will continue to be the only investment securities held by the corresponding Account subaccounts; and

       (c) with regard to each Series, each Company, on behalf of the corresponding Account subaccount, will:

         (i) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

         (ii) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

4. The following Separate Accounts are added to Schedule A, 1. Hartford Life Insurance Company:

                                                                                        AVAILABLE FUNDS OF THE
VARIABLE CONTRACTS                     SEPARATE ACCOUNT                                  PUTNAM VARIABLE TRUST
--------------------------------------------------------------------------------------------------------------------------------
Series III-B              Separate Account ICMG Series III-B           Putnam VT Global Asset Allocation (Class IB shares)
                                                                       Putnam VT International Growth Fund (Class IB shares)
                                                                       Putnam VT OTC & Emerging Growth (Class IB shares)
Series II-C               Separate Account ICMG Series II-C            Putnam VT Vista Fund (Class IB Shares)
                                                                       Putnam VT Voyager Fund (Class IB Shares)
                                                                       Putnam VT International Growth Fund (Class IB Shares)
                                                                       Putnam VT International New Opportunities Fund (Class IB
                                                                       Shares)

In Witness Whereof, the following duly authorized officers have caused this two
(2) page Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY         HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY

By:       /s/ James P. Van Etten        By:       /s/ James P. Van Etten
          ----------------------------            ----------------------------
          James P. Van Etten                      James P. Van Etten
As its:   Assistant Vice President      As its:   Assistant Vice President
Date:     10/11/00                      Date:     10/11/00

PUTNAM VARIABLE TRUST                   PUTNAM RETAIL MANAGEMENT, INC.

By:       /s/ John Verani               By:       /s/ Eric Levy
          ----------------------------            ----------------------------
          John Verani                             Eric Levy
As its:   Vice President                As its:   Senior Vice President
Date:     10/4/00                       Date:     10/4/00

                                AMENDMENT NO. 2
                                     TO THE
              AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT
                                     AMONG
                             PUTNAM VARIABLE TRUST
                           PUTNAM MUTUAL FUNDS CORP.
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and executed as of the 1st day of November 2000, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Mutual Funds Corp. (the "Underwriter").

WHEREAS, the Companies, the Trust and the Underwriter have executed an Amended and Restated Master Participation Agreement made and entered into as of January 1, 2000 (the "Fund Participation Agreement"); and

WHEREAS, each of the parties hereto wish to amend and restate SCHEDULE A to the Fund Participation Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Company, the Trust and the Underwriter hereby agree as follows:

1. NEW SCHEDULE A. SCHEDULE A to the Fund Participation Agreement is hereby amended and restated in accordance with SCHEDULE A attached hereto.

2. UNMODIFIED TERMS. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

PUTNAM MUTUAL FUNDS CORP.                           PUTNAM VARIABLE TRUST

By   /s/ Eric Levy                                  By   /s/ John Verani
     ---------------------------------------------       ---------------------------------------------
Its  Senior Vice President                          Its

Duly Authorized                                     Duly Authorized

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By   [ILLEGIBLE]
     -----------------------------------
Its  Vice President and Director

Duly Authorized

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Annuity       Separate Account               - Putnam VT Asia Pacific Growth Fund (Class IA shares)
(Series 1 through 6)           (a "Putnam Hartford Separate   - Putnam VT Capital Appreciation Fund (Class IA shares)
- Putnam Hartford Capital      Account")                      - Putnam VT Diversified Income Fund (Class IA shares)
Manager-A                                                     - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Technology Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund II (Class IA shares)
- Putnam Hartford Asset        Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IB shares)
Manager Variable Annuity       Separate Account               - Putnam VT Asia Pacific Growth Fund (Class IB shares)
                               (a "Putnam Hartford Separate   - Putnam VT Capital Appreciation Fund (Class IB shares)
                               Account")                      - Putnam VT Diversified Income Fund (Class IB shares)
                                                              - Putnam VT The George Putnam Fund of Boston (Class IB shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IB shares)
                                                              - Putnam VT Global Growth Fund (Class IB shares)
                                                              - Putnam VT Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              - Putnam VT Health Sciences Fund (Class IB shares)
                                                              - Putnam VT High Yield Fund (Class IB shares)
                                                              - Putnam VT Income Fund (Class IB shares)
                                                              - Putnam VT International Growth Fund (Class IB shares)
                                                              - Putnam VT International Growth and Income Fund (Class IB shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              - Putnam VT International New Opportunities Fund (Class IB shares)
                                                              - Putnam VT Investors Fund (Class IB shares)
                                                              - Putnam VT Money Market Fund (Class IB shares)
                                                              - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              - Putnam VT Research Fund (Class IB shares)
                                                              - Putnam VT Small Cap Value Fund (Class IB shares)
                                                              - Putnam VT Technology Fund (Class IB shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund II (Class IB shares)
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IB shares)
Access Variable Annuity        Separate Account (a "Putnam    - Putnam VT Asia Pacific Growth Fund (Class IB shares)
- Putnam Hartford Capital      Hartford Separate Account")    - Putnam VT Capital Appreciation Fund (Class IB shares)
Manager Plus                                                  - Putnam VT Diversified Income Fund (Class IB shares)
                                                              - Putnam VT The George Putnam Fund of Boston (Class IB shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IB shares)
                                                              - Putnam VT Global Growth Fund (Class IB shares)
                                                              - Putnam VT Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              - Putnam VT Health Sciences Fund (Class IB shares)
                                                              - Putnam VT High Yield Fund (Class IB shares)
                                                              - Putnam VT Income Fund (Class IB shares)
                                                              - Putnam VT International Growth Fund (Class IB shares)
                                                              - Putnam VT International Growth and Income Fund (Class IB shares)
                                                              - Putnam VT International New Opportunities Fund (Class IB shares)
                                                              - Putnam VT Investors Fund (Class IB shares)
                                                              - Putnam VT Money Market Fund (Class IB shares)
                                                              - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              - Putnam VT Research Fund (Class IB shares)
                                                              - Putnam VT Small Cap Value Fund (Class IB shares)
                                                              - Putnam VT Technology Fund (Class IB shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund II (Class IB shares)
- [Product Name] Variable      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IA shares)
Annuity                        Separate Account               - Putnam VT Asia Pacific Growth Fund (Class IA shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                               (a "Putnam Hartford Separate   - Putnam VT Capital Appreciation Fund (Class IA shares)
                               Account")                      - Putnam VT Diversified Income Fund (Class IA shares)
                                                              - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Technology Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund II (Class IA shares)
- Putnam Hartford Inheritance  Separate Account Five (a       - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Life          "Putnam Hartford Separate      - Putnam VT Asia Pacific Growth Fund (Class IA shares)
- Putnam Capital Manager       Account")                      - Putnam VT Diversified Income Fund (Class IA shares)
Variable Life                                                 - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Stag Variable Life           Separate Account VL I          - Putnam VT Asia Pacific Growth Fund (Class IA shares)
- Stag Variable Life Artisan                                  - Putnam VT Diversified Income Fund (Class IA shares)
                                                              - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Stag Last Survivor Variable  Separate Account VL II         - Putnam VT Asia Pacific Growth Fund (Class IA shares)
Life                                                          - Putnam VT Diversified Income Fund (Class IA shares)
                                                              - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Series VI-P (Private         ICMG Series VI-P               - Putnam VT Diversified Income Fund (Class IB shares)
Placement)                                                    - Putnam VT Growth and Income Fund (Class IB shares)
                                                              - Putnam VT High Yield Fund (Class IB shares)
                                                              - Putnam VT International Growth Fund (Class IB shares)
                                                              - Putnam VT International New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Annuity       Separate Account Two (a        - Putnam VT Asia Pacific Growth Fund (Class IA shares)
(Series 4-6)                   "Putnam Hartford Separate      - Putnam VT Diversified Income Fund (Class IA shares)
- Putnam Capital Manager-A     Account")                      - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Technology Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Putnam Hartford Capital      Putnam Capital Manager Trust   - Putnam VT American Government Income Fund (Class IB shares)
Access Variable Annuity        Separate Account Two (a        - Putnam VT Asia Pacific Growth Fund (Class IB shares)
- Putnam Hartford Capital      "Putnam Hartford Separate      - Putnam VT Diversified Income Fund (Class IB shares)
Manager Plus                   Account")                      - Putnam VT The George Putnam Fund of Boston (Class IB shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IB shares)
                                                              - Putnam VT Global Growth Fund (Class IB shares)
                                                              - Putnam VT Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              - Putnam VT Health Sciences Fund (Class IB shares)
                                                              - Putnam VT High Yield Fund (Class IB shares)
                                                              - Putnam VT Income Fund (Class IB shares)
                                                              - Putnam VT International Growth Fund (Class IB shares)
                                                              - Putnam VT International Growth and Income Fund (Class IB shares)
                                                              - Putnam VT International New Opportunities Fund (Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                              - Putnam VT Investors Fund (Class IB shares)
                                                              - Putnam VT Money Market Fund (Class IB shares)
                                                              - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              - Putnam VT Research Fund (Class IB shares)
                                                              - Putnam VT Small Cap Value Fund (Class IB shares)
                                                              - Putnam.VT Technology Fund (Class IB shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)
- Hartford Pathmaker Variable  Separate Account Six           - Putnam VT Diversified Income Fund (Class IA shares)
Annuity                                                       - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
- Putnam Hartford Inheritance  Separate Account Five (a       - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Life          "Putnam Hartford Separate      - Putnam VT Asia Pacific Growth Fund (Class IA shares)
- Putnam Capital Manager       Account")                      - Putnam VT Diversified Income Fund (Class IA shares)
Variable Life                                                 - Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Stag Variable Life           Separate Account VL I          - Putnam VT Asia Pacific Growth Fund (Class IA shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
- Stag Variable Life Artisan                                  - Putnam VT Diversified Income Fund (Class IA shares)
- Stag Protector Variable                                     - Putnam VT The George Putnam Fund of Boston (Class IA shares)
Universal Life                                                - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Stag Last Survivor Variable  Separate Account VL II         - Putnam VT Asia Pacific Growth Fund (Class IA shares)
Life                                                          - Putnam VT Diversified Income Fund (Class IA shares)
- Stag Variable Life Last                                     - Putnam VT The George Putnam Fund of Boston (Class IA shares)
Survivor II                                                   - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Growth Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Growth Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- The One Provider Variable    ICMG Registered Variable Life  - Putnam VT International Growth Fund (Class IB shares)
Life                           Separate Account One           - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)

                                AMENDMENT NO. 3

                                     TO THE

              AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT

                                     AMONG

                             PUTNAM VARIABLE TRUST,
                         PUTNAM RETAIL MANAGEMENT, L P,
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is effective as of the 1st day of May 2003, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management, L P (formerly, Putnam Mutual Funds Corp.) (the "Underwriter").

WHEREAS, the Companies, the Trust and the Underwriter have executed an Amended and Restated Master Participation Agreement made and entered into as of January 1, 2000, as amended from time to time (the "Fund Participation Agreement"); and

WHEREAS, each of the parties hereto wish to amend and restate SCHEDULE A to the Fund Participation Agreement; and

WHEREAS, each of the parties hereto wish to amend and restate SCHEDULE B to the Fund Participation Agreement to reflect an increased annual rate of Service Fees effective as of May 1, 2001.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Company, the Trust and the Underwriter hereby agree as follows:

1. NEW SCHEDULE A. SCHEDULE A to the Fund Participation Agreement is hereby amended and restated in accordance with SCHEDULE A attached hereto.

2. NEW SCHEDULE B. Effective as of May 1, 2001, SCHEDULE B to the Fund Participation Agreement is hereby amended and restated in accordance with SCHEDULE B attached hereto.

3. UNMODIFIED TERMS. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

PUTNAM RETAIL MANAGEMENT, L P                   PUTNAM VARIABLE TRUST

By      /s/ Eric Levy                           By      [ILLEGIBLE]
        ------------------------------                  ----------------------
Its     Managing Director                       Its     Vice President

Duly Authorized                                 Duly Authorized

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By      /s/ David Levenson
        ------------------------------
Its     Senior Vice President

Duly Authorized

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
- Putnam Hartford Capital      Separate Account Ten           - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Annuity       (formerly Putnam Capital       - Putnam VT Capital Appreciation Fund (Class IA shares)
(Series I through VIR)         Manager Trust Separate         - Putnam VT Capital Opportunities Fund (Class IA shares)
- Putnam Hartford Capital      Account)                       - Putnam VT Discovery Growth Fund (Class IA shares)
Manager Edge Variable Annuity  a" Putnam Hartford Separate    - Putnam VT Diversified Income Fund (Class IA shares)
(Series I and IR) (formerly    Account"                       - Putnam VT Equity Income Fund (Class IA shares)
Putnam Hartford Capital                                       - Putnam VT The George Putnam Fund of Boston (Class IA shares)
Acclaim -- Series I and IR)                                   - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Equity Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Equity Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Mid Cap Value Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Putnam Hartford Capital      Separate Account Ten           - Putnam VT American Government Income Fund (Class IB shares)
Manager Variable Annuity       (formerly Putnam Capital       - Putnam VT Capital Appreciation Fund (Class IB shares)
(Series VII and VIII)          Manager Trust Separate         - Putnam VT Capital Opportunities Fund (Class IB shares)
- Putnam Hartford Capital      Account)                       - Putnam VT Discovery Growth Fund (Class IB shares)
Access Variable Annuity        a "Putnam Hartford Separate    - Putnam VT Diversified Income Fund (Class IB shares)
(Series I, IR and II)          Account"                       - Putnam VT Equity Income Fund (Class IB shares)
- Putnam Hartford Capital                                     - Putnam VT The George Putnam Fund of Boston (Class IB shares)
Manager Edge Variable Annuity                                 - Putnam VT Global Asset Allocation Fund (Class IB shares)*
(Series II and III)                                           - Putnam VT Global Equity Fund (Class IB shares)*
                                                              - Putnam VT Growth and Income Fund (Class IB shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
- Putnam Hartford Capital                                     - Putnam VI Growth Opportunities Fund (Class IB shares)
Manager Plus Variable Annuity                                 - Putnam VI Health Sciences Fund (Class IB shares)
(Series I, IR and II)                                         - Putnam VT High Yield Fund (Class IB shares)
- Putnam Hartford Capital                                     - Putnam VT Income Fund (Class IB shares)
Manager Outlook Variable                                      - Putnam VT International Equity Fund (Class IB shares)*
Annuity (Series I, IR and II)                                 - Putnam VT International Growth and Income Fund (Class IB shares)*
(formerly Putnam Hartford                                     - Putnam VT International New Opportunities Fund (Class IB shares)*
Capital Access II)                                            - Putnam VT Investors Fund (Class IB shares)
- Putnam Hartford Asset                                       - Putnam VT Mid Cap Value Fund (Class IB shares)
Manager Variable Annuity                                      - Putnam VT Money Market Fund (Class IB shares)
(Series I and IR)                                             - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              - Putnam VT Research Fund (Class IB shares)
                                                              - Putnam VT Small Cap Value Fund (Class IB shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)
                                                              - Not available in Putnam Hartford Capital Access Variable Annuity
                                                              Series II
- Putnam Hartford Inheritance  Separate Account Five          - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Life          (a "Putnam Hartford Separate   - Putnam VT Diversified Income Fund (Class IA shares)
- Putnam Capital Manager       Account")                      - Putnam VT The George Putnam Fund of Boston (Class IA shares)
Variable Life                                                 - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Equity Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Equity Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Stag Variable Life          Separate Account VL I          -  Putnam VT Capital Opportunities Fund (Class IB shares)
-  Stag Variable Life Artisan                                 -  Putnam VT Diversified Income Fund (Class IA shares)
-  Stag Protector Variable                                    -  Putnam VT Equity Income Fund (Class IB shares)
 Universal Life
-  Stag Accumulator Variable                                  -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
 Universal Life
                                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Equity Fund (Class IA & Class IB shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA & Class IB shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA & Class IB shares)
                                                              -  Putnam VT Income Fund (Class IA & Class IB shares)
                                                              -  Putnam VT International Equity Fund (Class IA & Class IB shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA & Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA & Class IB shares)
-  Stag Variable Life Last     Separate Account VL II         -  Putnam VT Capital Opportunities Fund (Class IB shares)
 Survivor
-  Stag Variable Life Last                                    -  Putnam VT Diversified Income Fund (Class IA shares)
 Survivor II
                                                              -  Putnam VT Equity Income Fund (Class IB shares)
                                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Equity Fund (Class IA & Class IB shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA &Class IB shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA & Class IB shares)
                                                              -  Putnam VT Income Fund (Class IA & Class IB shares)
                                                              -  Putnam VT International Equity Fund (Class IA & Class IB shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)

                       1. HARTFORD LIFE INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                    AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA & Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA & Class IB shares)
-  Series VI-P (Private        ICMG Series VI-P               -  Putnum VT Diversified Income Fund (Class IB shares)
 Placement)
                                                              -  Putnam VT Growth and Income Fund (Class IB shares)
                                                              -  Putnam VT High Yield Fund (Class IB shares)
                                                              -  Putnam VT International Equity Fund (Class IB shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IB shares)
                                                              -  Putnam VT New Opportunities Fund (Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IB shares)
                                                              -  Putnam VT Vista Fund (Class IB shares)
                                                              -  Putnam VT Voyager Fund (Class IB shares)
-  Series II-C (Private        ICMG Series II-C               -  Putnam VT Vista Fund (Class IB shares)
 Placement)
                                                              -  Putnam VT Voyager Fund (Class IB shares)
                                                              -  Putnam VT International Equity Fund (Class IB shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IB shares)
-  Series III-B (Private       ICMG Series III-B              -  Putnam VT Global Asset Allocation Fund (Class IA shares and
 Placement)                                                   Class IB Shares)
-  Series III-V (Private                                      -  Putnam VT International Equity Fund (Class IA shares and Class
 Placement)                                                   IB shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares and Class
                                                              IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
- Putnam Hartford Capital      - Separate Account Ten         - Putnam VT American Government Income Fund (Class IA shares)
Manager Variable Annuity       (formerly Putnam Capital       - Putnam VT Capital Appreciation Fund (Class IA shares)
(Series III through VIR)       Manager Trust Separate         - Putnam VT Capital Opportunities Fund (Class IA shares)
- Putnam Hartford Capital      Account Two)                   - Putnam VT Discovery Growth Fund (Class IA shares)
Manager Edge Variable Annuity  a "Putnam Hartford Separate    - Putnam VT Diversified Income Fund (Class IA shares)
(Series I and IR) (formerly    Account"                       - Putnam VT Equity Income Fund (Class IA shares)
Putnam Hartford Capital                                       - Putnam VT The George Putnam Fund of Boston (Class IA shares)
Acclaim - Series I and IR)                                    - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Equity Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Equity Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)
                                                              - Putnam VT Investors Fund (Class IA shares)
                                                              - Putnam VT Mid Cap Value Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
                                                              - Putnam VT New Value Fund (Class IA shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              - Putnam VT Research Fund (Class IA shares)
                                                              - Putnam VT Small Cap Value Fund (Class IA shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Vista Fund (Class IA shares)
                                                              - Putnam VT Voyager Fund (Class IA shares)
- Putnam Hartford Capital      - Separate Account Ten         - Putnam VT American Government Income Fund (Class IB shares)
Manager Variable Annuity       (formerly Putnam Capital       - Putnam VT Capital Appreciation Fund (Class IB shares)
(Series VII and VIII)          Manager Trust Separate         - Putnam VT Capital Opportunities Fund (Class IB shares)
- Putnam Hartford Capital      Account Two)                   - Putnam VT Discovery Growth Fund (Class IB shares)
Access Variable Annuity        a "Putnam Hartford Separate    - Putnam VT Diversified Income Fund (Class IB shares)
(Series I, IR and II)          Account"                       - Putnam VT Equity Income Fund (Class IB shares)
- Putnam Hartford Capital                                     - Putnam VT The George Putnam Fund of Boston (Class IB shares)
Manager Edge Variable Annuity                                 - Putnam VT Global Asset Allocation Fund (Class IB shares)*
(Series II and III)                                           - Putnam VT Global Equity Fund (Class IB shares)*
- Putnam Hartford Capital                                     - Putnam VT Growth and Income Fund (Class IB shares)
Manager Plus Variable Annuity                                 - Putnam VT Growth Opportunities Fund (Class IB shares)
                                                              - Putnam VT Health Sciences Fund (Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Variable Annuity (Series I,                                   - Putnam VT High Yield Fund (Class IB shares)
 IR and II)                                                   - Putnam VT Income Fund (Class IB shares)
 - Putnam Hartford Capital                                    - Putnam VT International Equity Fund (Class IB shares)*
 Manager Outlook Variable                                     - Putnam VT International Growth and Income Fund (Class IB shares)*
 Annuity (Series I, IR and                                    - Putnam VT International New Opportunities Fund (Class IB shares)*
 II) (formerly Putnam                                         - Putnam VT Investors Fund (Class IB shares)
 Hartford Capital Access II)                                  - Putnam VT Mid Cap Value Fund (Class IB shares)
                                                              - Putnam VT Money Market Fund (Class IB shares)
                                                              - Putnam VT New Opportunities Fund (Class IB shares)
                                                              - Putnam VT New Value Fund (Class IB shares)
                                                              - Putnam VT OTC & Emerging Growth Fund (Class IB shares)
                                                              - Putnam VT Research Fund (Class IB shares)
                                                              - Putnam VT Small Cap Value Fund (Class IB shares)
                                                              - Putnam VT Utilities Growth and Income Fund (Class IB shares)
                                                              - Putnam VT Vista Fund (Class IB shares)
                                                              - Putnam VT Voyager Fund (Class IB shares)
                                                              - Not available in Putnam Hartford Capital Access Variable Annuity
                                                              Series II
- Hartford Pathmaker Variable  - Separate Account Six         - Putnam VT Diversified Income Fund (Class IA shares)
Annuity                                                       - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Equity Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Equity Fund (Class IA shares)
                                                              - Putnam VT Money Market Fund (Class IA shares)
                                                              - Putnam VT New Opportunities Fund (Class IA shares)
- Putnam Hartford Inheritance  - Separate Account Five        - Putnam VT American Government Income Fund (Class IA shares)
 Manager Variable Life         a "Putnam Hartford Separate    - Putnam VT Diversified Income Fund (Class IA shares)
 - Putnam Capital Manager      Account"                       - Putnam VT The George Putnam Fund of Boston (Class IA shares)
 Variable Life                                                - Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              - Putnam VT Global Equity Fund (Class IA shares)
                                                              - Putnam VT Growth and Income Fund (Class IA shares)
                                                              - Putnam VT Growth Opportunities Fund (Class IA shares)
                                                              - Putnam VT Health Sciences Fund (Class IA shares)
                                                              - Putnam VT High Yield Fund (Class IA shares)
                                                              - Putnam VT Income Fund (Class IA shares)
                                                              - Putnam VT International Equity Fund (Class IA shares)
                                                              - Putnam VT International Growth and Income Fund (Class IA shares)
                                                              - Putnam VT International New Opportunities Fund (Class IA shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Research Fund (Class IA shares)
                                                              -  Putnam VT Small Cap Value Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA shares)
-  Stag Variable Life          -  Separate Account VL I       -  Putnam VT Capital Opportunities Fund (Class IB shares)
                                                              -  Putnam VT Diversified Income Fund (Class IA shares)
                                                              -  Putnam VT Equity Income Fund (Class IB shares)
-  Stag Variable Life                                         -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
Artisan                                                       -  Putnam VT Global Asset Allocation Fund (Class IA shares)
-  Stag Protector                                             -  Putnam VT Global Equity Fund (Class IA & Class IB shares)
Variable Universal Life                                       -  Putnam VT Growth and Income Fund (Class IA & Class IB shares)
-  Stag Accumulator                                           -  Putnam VT Health Sciences Fund (Class IA shares)
Variable Universal Life                                       -  Putnam VT High Yield Fund (Class IA & Class IB shares)
-  Stag Projector EZ                                          -  Putnam VT Income Fund (Class IA & Class IB shares)
Variable Universal Life                                       -  Putnam VT International Equity Fund (Class IA & Class IB shares)
-  Stag Wall Street                                           -  Putnam VT International Growth and Income Fund (Class IA shares)
Variable Universal Life                                       -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA & Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA & Class IB shares)
-  Stag Variable Life          -  Separate Account VL II      -  Putnam VT Capital Opportunities Fund (Class IB shares)
Last Survivor                                                 -  Putnam VT Diversified Income Fund (Class IA shares)
-  Stag Variable Life                                         -  Putnam VT Equity Income Fund (Class IB shares)
Last Survivor II                                              -  Putnam VT The George Putnam Fund of Boston (Class IA shares)
                                                              -  Putnam VT Global Asset Allocation Fund (Class IA shares)
                                                              -  Putnam VT Global Equity Fund (Class IA & Class IB shares)
                                                              -  Putnam VT Growth and Income Fund (Class IA & Class IB shares)
                                                              -  Putnam VT Health Sciences Fund (Class IA shares)
                                                              -  Putnam VT High Yield Fund (Class IA & Class IB shares)

                 2. HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

VARIABLE CONTRACTS                   SEPARATE ACCOUNT                                   AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                              -  Putnam VT Income Fund (Class IA & Class IB shares)
                                                              -  Putnam VT International Equity Fund (Class IA & Class IB shares)
                                                              -  Putnam VT International Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT International New Opportunities Fund (Class IA shares)
                                                              -  Putnam VT Investors Fund (Class IA shares)
                                                              -  Putnam VT Money Market Fund (Class IA shares)
                                                              -  Putnam VT New Opportunities Fund (Class IA & Class IB shares)
                                                              -  Putnam VT New Value Fund (Class IA shares)
                                                              -  Putnam VT OTC & Emerging Growth Fund (Class IA shares)
                                                              -  Putnam VT Utilities Growth and Income Fund (Class IA shares)
                                                              -  Putnam VT Vista Fund (Class IA shares)
                                                              -  Putnam VT Voyager Fund (Class IA & Class IB shares)
-  The One Provider            -  ICMG Registered             -  Putnam VT International Equity Fund (Class IB shares)
Variable Life                  Variable Life Separate         -  Putnam VT Vista Fund (Class IB shares)
                               Account One                    -  Putnam VT Voyager Fund (Class IB shares)

                                   SCHEDULE B

                    SERVICE FEE PAYMENTS ON CLASS I-B SHARES

AUTHORIZED FUNDS                                            RATE
----------------------------------------------------------------------------------
All Funds                                             0.25% per annum

                              AMENDMENT #3 TO THE
              AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT,
                           EFFECTIVE JANUARY 1, 2000,
                                     AMONG
                             PUTNAM VARIABLE TRUST,
                           PUTNAM MUTUAL FUNDS CORP.,
                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY AND
                        HARTFORD LIFE INSURANCE COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective June 1, 2002, the Agreement is amended as follows:

1. As a result of a name change of the corporation, Putnam Mutual Funds Corp. is replaced throughout the Agreement by Putnam Retail Management, LP.

2. Variable Contract Series III-B in Schedule A, 1. Hartford Life Insurance Company is revised as follows to include Class IA Shares:

                                                                             AVAILABLE FUNDS OF THE
VARIABLE CONTRACTS                SEPARATE ACCOUNT                           PUTNAM VARIABLE TRUST
----------------------------------------------------------------------------------------------------------------
Series III-B           Separate Account ICMG Series III-B       Putnam VT Global Asset Allocation Fund (Class IA
                                                                Shares and Class IB Shares)
                                                                Putnam VT International Growth Fund (Class IA
                                                                Shares and Class IB Shares)
                                                                Putnam VT OTC & Emerging Growth Fund (Class IA
                                                                Shares and Class IB Shares)

In Witness Whereof, the following duly authorized officers have caused this one
(1) page Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ James P. Van Etten     By:      /s/ James P. Van Etten
         -------------------------           -------------------------
As Its:  Assistant Vice President   As Its:  Assistant Vice President
Date:    6/13/02                    Date:    6/13/02

PUTNAM VARIABLE TRUST                          PUTNAM RETAIL MANAGEMENT LP

By:      /s/ John Verani            By:      /s/ Eric Levy
         -------------------------           -------------------------
As Its:  Vice President             As Its:  Managing Director
Date:                               Date:

                              AMENDMENT #6 TO THE
              AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT,
                           EFFECTIVE JANUARY 1, 2000,
                                     AMONG
                             PUTNAM VARIABLE TRUST,
                 PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP,
                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS SIXTH AMENDMENT is effective as of the 26th day of July 2007, by and between Putnam Variable Trust (the "Trust"), Putnam Retail Management Limited Partnership (the "Underwriter"), Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company").

WHEREAS, the parties have entered into that certain Amended and Restated Master Participation Agreement dated as of January 1, 2000, as amended on June 26, 2000, September 1, 2000, November 1, 2000, June 1, 2002 and May 1, 2003, and as may be further amended (the "Participation Agreement"). Unless otherwise defined herein, terms used in this Sixth Amendment shall have the meanings provided in the Participation Agreement;

WHEREAS, each of the parties hereto wish to amend Schedule A to the Participation Agreement to include additional variable contracts and separate accounts associated with the Companies' offering and sale of such variable contracts on a private placement basis (collectively, the "Private Placements"); and

WHEREAS, the parties desire in all other respects to continue their obligations set forth in the Participation Agreement.

NOW, THEREFORE, in consideration of the mutual promises containedherein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Trust, the Underwriter and the Companies hereby agree as follows:

1. Schedule A to the Participation Agreement under the heading "Hartford Life Insurance Company" is hereby amended by adding the following new Private Placement variable contracts and separate accounts:

VARIABLE CONTRACTS                    SEPARATE ACCOUNTS         AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
------------------------------------------------------------------------------------------------------------
Series I                        Separate Account ICMG Series I  All portfolios or series of Putnam Variable
(Private Placement)                                             Trust are authorized funds.
Series II                       Separate Account ICMG Series    All portfolios or series of Putnam Variable
(Private Placement)             II                              Trust are authorized funds.
Series IIA                      Separate Account ICMG Series    All portfolios or series of Putnam Variable
(Private Placement)             IIA                             Trust are authorized funds.

Series IIB                      Separate Account ICMG Series    All portfolios or series of Putnam
(Private Placement)             IIB                             Variable Trust are authorized funds.
Series IID                      Separate Account ICMG Series    All portfolios or series of Putnam
(Private Placement)             IID                             Variable Trust are authorized funds.
Series III                      Separate Account ICMG Series    All portfolios or series of Putnam
(Private Placement)             III                             Variable Trust are authorized funds.
Series IIIA                     Separate Account ICMG Series    All portfolios or series of Putnam
(Private Placement)             IIIA                            Variable Trust are authorized funds.
- Series III-C                  Separate Account ICMG Series    All portfolios or series of Putnam
(Private Placement)             IIIB                            Variable Trust are authorized funds.
- Series III-V
(Private Placement)
- The One Private
Placement
(Private Placement)
- Series III-WF
(Private Placement)
- Series IV                     Separate Account ICMG Series    All portfolios or series of Putnam
(Private Placement)             IV                              Variable Trust are authorized funds.
- Series IV-A
(Private Placement)
- Series IV-B
(Private Placement)
- Series IV-C
(Private Placement)
- Series IV-D
(Private Placement)
- Series IV-E
(Private Placement)
- Series IV-F
(Private Placement)
- Series IV-G
(Private Placement)
- Series IV-H
(Private Placement)
- Series IV-J
(Private Placement)
- Series IV-K
(Private Placement)

- Series IV-L
(Private Placement)
- Series IV-M
(Private Placement)
- Series 4V
(Private Placement)
- Series VII                    Separate Account ICMG Series    All portfolios or series of Putnam
(Private Placement)             VII                             Variable Trust are authorized funds.
- HLPP VL Select
(Private Placement)
- Series 7E
(Private Placement)
- Series HNW BR
(Private Placement)

2. Except as provided in this Sixth Amendment, the terms of the Participation Agreement, shall remain unchanged and in full force and effect.

In Witness Whereof, the following duly authorized officers have caused this Sixth Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY         HARTFORD LIFE AND ANNUITY
                                        INSURANCE COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           -----------------------------
As its:  Vice President                 As its:  Vice President
Date:    7/26/07                        Date:    7/26/07

PUTNAM VARIABLE TRUST                   PUTNAM RETAIL MANAGEMENT
                                        LIMITED PARTNERSHIP

By:      /s/ Jonathan S. Horwitz        By:      /s/ Mark Coneeny
         -----------------------------           -----------------------------
As its:  Fund Treasurer                 As its:  Managing Director
Date:    8/15/07                        Date:    8/20/07

                                   AMENDMENT
                                     TO THE
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT
                                     AMONG
                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             PUTNAM VARIABLE TRUST
                  PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP

The Amended and Restated Fund Participation Agreement (the "Agreement"), dated January 1, 2000, as amended, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter") is hereby amended as follows:

1. Schedule A to the Agreement is hereby deleted in entirety and replaced with the attached Schedule A.

3. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

HARTFORD LIFE INSURANCE COMPANY          PUTNAM VARIABLE TRUST

By its authorized officer,               By its authorized officer,

By:    /s/ John Keenan                   By:    /s/ Jonathan S Horwitz
       --------------------------------         ----------------------------------
Name:  John Keenan                       Name:  Jonathan S Horwitz
Its:   Senior Vice President             Its:   Fund Treasurer
Date:  5/5/08                            Date:  4/30/08

HARTFORD LIFE AND ANNUITY                PUTNAM RETAIL MANAGEMENT
INSURANCE COMPANY                        LIMITED PARTNERSHIP

By its authorized officer,               By its authorized officer,

By:    /s/ John Keenan                   By:    /s/ Mark Coneeny
       --------------------------------         ----------------------------------
Name:  John Keenan                       Name:  Mark Coneeny
Its:   Senior Vice President             Its:   Managing Director
Date:  5/5/08                            Date:  5/1/08

                                   SCHEDULE A
                               SEPARATE ACCOUNTS

SEPARATE ACCOUNT                                   AVAILABLE FUNDS OF THE PUTNAM VARIABLE TRUST
----------------------------------------------------------------------------------------------------------------
Hartford Life Insurance           CLASS IA SHARES OF:
Company, Separate Account Ten     Putnam VT American Government Income Fund
                                  Putnam VT Capital Appreciation Fund
                                  Putnam VT Capital Opportunities Fund
Hartford Life and Annuity         Putnam VT Discovery Growth Fund
Insurance Company, Separate       Putnam VT Diversified Income Fund
Account Ten                       Putnam VT Equity Income Fund
                                  Putnam VT The George Putnam Fund of Boston
                                  Putnam VT Global Asset Allocation Fund
                                  Putnam VT Global Equity Fund
                                  Putnam VT Growth and Income Fund
                                  Putnam VT Growth Opportunities Fund
                                  Putnam VT Health Sciences Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT International Growth and Income Fund
                                  Putnam VT International New Opportunities Fund
                                  Putnam VT Investors Fund
                                  Putnam VT Mid Cap Value Fund
                                  Putnam VT Money Market Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT New Value Fund
                                  Putnam VT OTC & Emerging Growth Fund
                                  Putnam VT Research Fund
                                  Putnam VT Small Cap Value Fund
                                  Putnam VT Utilities Growth and Income Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund
                                  CLASS IB SHARES:
                                  Putnam VT American Government Income Fund
                                  Putnam VT Capital Appreciation Fund
                                  Putnam VT Capital Opportunities Fund
                                  Putnam VT Discovery Growth Fund
                                  Putnam VT Diversified Income Fund
                                  Putnam VT Equity Income Fund
                                  Putnam VT The George Putnam Fund of Boston
                                  Putnam VT Global Asset Allocation Fund*
                                  Putnam VT Global Equity Fund*
                                  Putnam VT Growth and Income Fund
                                  Putnam VT Growth Opportunities Fund

                                  Putnam VT Health Sciences Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund*
                                  Putnam VT International Growth and Income Fund*
                                  Putnam VT International New Opportunities Fund*
                                  Putnam VT Investors Fund
                                  Putnam VT Mid Cap Value Fund
                                  Putnam VT Money Market Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT New Value Fund
                                  Putnam VT OTC & Emerging Growth Fund
                                  Putnam VT Research Fund
                                  Putnam VT Small Cap Value Fund
                                  Putnam VT Utilities Growth and Income Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund
                                  * Not available in Putnam Hartford Capital Access Variable Annuity Series II
Separate Account Five             CLASS IA SHARES:
                                  Putnam VT American Government Income Fund
                                  Putnam VT Diversified Income Fund
                                  Putnam VT The George Putnam Fund of Boston
                                  Putnam VT Global Asset Allocation Fund
                                  Putnam VT Global Equity Fund
                                  Putnam VT Growth and Income Fund
                                  Putnam VT Growth Opportunities Fund
                                  Putnam VT Health Sciences Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT International Growth and Income Fund
                                  Putnam VT International New Opportunities Fund
                                  Putnam VT Investors Fund
                                  Putnam VT Money Market Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT New Value Fund
                                  Putnam VT OTC & Emerging Growth Fund
                                  Putnam VT Research Fund
                                  Putnam VT Small Cap Value Fund
                                  Putnam VT Utilities Growth and Income Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund

Hartford Life and Annuity         CLASS IA SHARES:
Insurance Company, Separate
Account Six                       Putnam VT Diversified Income Fund
                                  Putnam VT Global Asset Allocation Fund
                                  Putnam VT Global Equity Fund
                                  Putnam VT Growth and Income Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT Money Market Fund
                                  Putnam VT New Opportunities Fund
Hartford Life Insurance           CLASS IA SHARES:
Company, Separate Account         Putnam VT Diversified Income Fund
VL I                              Putnam VT The George Putnam Fund of Boston
                                  Putnam VT Global Asset Allocation Fund
Hartford Life and Annuity         Putnam VT Global Equity Fund
Insurance Company, Separate       Putnam VT Growth and Income Fund
Account VL I                      Putnam VT Health Sciences Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT International Growth and Income Fund
                                  Putnam VT International New Opportunities Fund
                                  Putnam VT Investors Fund
                                  Putnam VT Money Market Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT New Value Fund
                                  Putnam VT OTC & Emerging Growth Fund
                                  Putnam VT Utilities Growth and Income Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund
                                  CLASS IB SHARES:
                                  Putnam VT Capital Opportunities Fund
                                  Putnam VT Diversified Income Fund
                                  Putnam VT Equity Income Fund
                                  Putnam VT Global Equity Fund
                                  Putnam VT Growth and Income Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT Voyager Fund
Hartford Life Insurance           CLASS IA SHARES:
Company, Separate Account         Putnam VT Diversified Income Fund
VL II

                                  Putnam VT The George Putnam Fund of Boston
                                  Putnam VT Global Asset Allocation Fund
Hartford Life and Annuity         Putnam VT Global Equity Fund
Insurance Company, Separate       Putnam VT Growth and Income Fund
Account VL II                     Putnam VT Health Sciences Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT International Growth and Income Fund
                                  Putnam VT International New Opportunities Fund
                                  Putnam VT Investors Fund
                                  Putnam VT Money Market Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT New Value Fund
                                  Putnam VT OTC & Emerging Growth Fund
                                  Putnam VT Utilities Growth and Income Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund
                                  CLASS IB SHARES:
                                  Putnam VT Capital Opportunities Fund
                                  Putnam VT Diversified Income Fund
                                  Putnam VT Equity Income Fund
                                  Putnam VT Global Asset Allocation Fund
                                  Putnam VT Global Equity Fund
                                  Putnam VT Growth and Income Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT Income Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT International Growth & Income Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT Voyager Fund
Separate Account ICMG Series I    All portfolios or series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series II   All portfolios or series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IIA  All portfolios or series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IIB  All portfolios or series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series      All portfolios or series of Putnam Variable Trust are authorized
IID                               funds.

Separate Account ICMG Series III  All portfolios or series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series      All portfolios or series of Putnam Variable Trust are authorized funds.
IIIA
Separate Account ICMG Series      All portfolios or series of Putnam Variable Trust are authorized funds.
IIIB
Separate Account ICMG Series IV   All portfolios or series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series VII  All portfolios or series of Putnam Variable Trust are authorized funds.
ICMG Series VI-P                  CLASS IB SHARES:
                                  Putnam VT Diversified Income Fund
                                  Putnam VT Growth and Income Fund
                                  Putnam VT High Yield Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT International New Opportunities Fund
                                  Putnam VT New Opportunities Fund
                                  Putnam VT New Value Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund
ICMG Series II-C                  CLASS IB SHARES:
                                  Putnam VT International Equity Fund
                                  Putnam VT International New Opportunities Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund
ICMG Series II-B                  CLASS IA AND IB SHARES:
                                  Putnam VT Global Asset Allocation Fund
                                  Putnam VT International Equity Fund
                                  Putnam VT OTC & Emerging Growth Fund
ICMG Registered Variable Life     CLASS IB SHARES:
Separate Account One              Putnam VT International Equity Fund
                                  Putnam VT Vista Fund
                                  Putnam VT Voyager Fund

                            PARTICIPATION AGREEMENT
                                     AMONG
                             PUTNAM VARIABLE TRUST
                  PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
                       HARTFORD LIFE AND ANNUITY COMPANY
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the 2nd of May, 2005, among HARTFORD LIFE and ANNUITY INSURANCE COMPANY a Connecticut corporation ("HLAI"),, HARTFORD LIFE INSURANCE COMPANY, a Connecticut corporation ("HLIC"); HLAI and HLIC are collectively referred to herein as the Companies or individually as a "Company"), each of the Companies on its own behalf and on behalf of each separate account set forth under its name on Schedule A, as it may be amended from time to time (each such separate account an "Account"), PUTNAM VARIABLE TRUST, a Massachusetts business trust (the "Trust"), and PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts limited partnership (the "Underwriter").

WHEREAS, the Trust is an open-end diversified management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Contracts") to be offered by insurance companies which have entered into Participation Agreements with the Trust and the Underwriter (the "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and

WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission (the "SEC"), dated December 29, 1993 (File No. 812-8612), granting the variable annuity and variable life Insurance separate accounts participating in the Trust exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life Insurance separate accounts of the Participating Insurance Companies (the "Shared Funding Exemptive Order"); and

WHEREAS, the Trust is registered as on open-end management investment company under the 1940 Act and the sale of its shares is registered under the Securities Act of 1933, as amended (the " 1933 Act"); and

WHEREAS, each Company has registered or will register the Contracts to be issued by it under the 1933 Act and any applicable state securities and Insurance law (except for such Contracts which the Company will offer and sell in compliance with exemptions from such registration); and

WHEREAS, each Account is a duly organized, validly existing separate account, established by resolution of the Board of Directors of a Company to set aside and invest assets attributable to the Contracts; and

WHEREAS, each Company has registered or will register each of its Accounts as a unit investment trust under the 1940 Act (except for such Accounts operated in compliance with an exemption from such registration); and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, each Company intends to purchase shares in certain Funds ("Authorized Funds") on behalf of each of its Accounts to fund certain of the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value; and

WHEREAS, the Companies, the Trust and the Underwriter originally entered into a Master Participation Agreement dated January 1, 1998 (the "Original Agreement"), relating to the Trust and the Accounts.

WHEREAS, the Companies, the Trust and the Underwriter amended and restated the Original Agreement when they entered into the Amended and Restated Master Participation Agreement dated January 1, 2000, as amended on June 26, 2000, September 1, 2000 and November 1, 2000 (collectively, the "Previous Agreements").

WHEREAS, the Companies, the Trust and the Underwriter wish to enter into a agreement with respect to new Contracts to be offered and sold by the Companies, and the parties do not wish to amend or modify the Previous Agreements in any way.

NOW, THEREFORE, in consideration of the promises herein, each Company, the Trust and the Underwriter agree as follows:

                    ARTICLE I. STATUS OF PREVIOUS AGREEMENTS

1.1 This Participation Agreement (the "Agreement") does not in any way amend or modify the Previous Agreements entered into by the parties hereto. For avoidance of doubt, the Previous Agreements, as well as the Business Agreement by and between the Companies and the Underwriter dated May 30, 2002 (the "Business Agreement") shall remain in full force and effect.

                        ARTICLE II. SALE OF TRUST SHARES

2.1 The Underwriter will, subject to the Trust's rights under Section 2.2 and otherwise under this Agreement, sell to each Company those Trust shares representing interests in Authorized Funds which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 2.1, each Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee by the close of trading on the New York Stock Exchange ("NYSE") on a day, shall constitute receipt by the Trust prior to the close of trading on the NYSE; provided that the Trust receives notice of such order by 9:30 a.m., Eastern time, on the following Business Day. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission. The Authorized Funds for each Account are set forth in Schedule A, as such schedule is amended from time to time.

2.2 The Trust will make its shares available indefinitely for purchase at the applicable net asset value per share by each Company and its Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Trust shall use best efforts to calculate such net asset value on each day on which the NYSE is open for trading. Notwithstanding the foregoing, the Trustees of the Trust (the "Trustees") may refuse to sell shares of any Fund to a Company or any other person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the Trust or if the Trustees determine, in the exercise of their fiduciary responsibilities, that to do so would be in the best interests of shareholders.

2.3 The Trust and the Underwriter agree that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Fund will be sold to the general public.

2.4 The Trust shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Section 2.4, each Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee by the close of trading on the NYSE on a day, shall constitute receipt by the Trust prior to the close of trading on the NYSE on that day; provided that the Trust receives notice of such request for redemption by 9:30 a.m., Eastern Time, on the following Business Day. In connection with the foregoing and Section 2.1 above, the Company agrees to provide information, at the Underwriter's reasonable request, on its late trading controls procedures, and each of the Companies represents that it has controls and procedures in place to prevent the acceptance of orders or requests for redemption of shares of the Trust after the close of trading on the NYSE on a day on a day for trades that will be based on the net asset value determined as of the close of trading on the NYSE on such day.

2.5 Each Company shall purchase and redeem the shares of Authorized Funds offered by the then current prospectus of the Trust in accordance with the provisions of such prospectus.

2.6 Each Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares in made in accordance with the provisions of
Section 2.1 hereof. Payment shall be in federal funds transmitted by wire.

2.7 Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to a Company or any Account. Shares ordered from the Trust will be recorded as instructed by a Company to the Underwriter in an appropriate title for each Account or the appropriate sub-account of each Account.

2.8 The Underwriter shall furnish or cause to be furnished prompt notice (by wire or telephone, followed by written confirmation), to each Company of the declaration of any income, dividends or capital gain distributions payable on the Trust's shares. Each Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. Each Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Underwriter shall notify each Company of the number of shares so issued as payment of such dividends and distributions.

2.9 The Underwriter shall make the net asset value per share for each Fund available to each Company on a daily basis as soon as reasonably practical after the Trust calculates its net asset value per share and each of the Trust and the Underwriter shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. Information specified in this Section 2.9 will be substantially in the form as set forth in attached Schedule D.

In the event of an error in the calculation of net asset value per share, the Underwriter shall adjust the Account balances and reimburse the Company for any losses except to the extent otherwise provided by procedures adopted by the Trustees of the Trust permitted by applicable law.

2.10 The Underwriter retains the exclusive right to use of the name "Putnam", and the companies shall not use, or permit any mutual fund substituted for any of the Funds to use the name "Putnam" for any purpose without the written consent of Putnam. The Companies retain the exclusive right to use the name "Hartford" and the Underwriter shall not use such name for any purpose without the consent of a Company.

2.11 The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds. The parties agree to cooperate in good faith and in accordance with the practices and policies of the parties as of the date of this Agreement (or as mutually agreed to from time to time) to monitor and deter transfer activity in the Funds where such activity occurs through the Contracts and has been identified as abusive, inappropriate or following a "market timing" pattern ("Abusive Transfers").

       (a) Currently, the Companies employ a "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, a Contract owner is allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, a Contract owner may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted.

The Companies actively monitor each Contract owner's compliance with this policy. The Companies' computer system automatically sends a Contract owner a letter after the 10th Sub-Account transfer to remind the Contract owner of the Sub-Account transfer policy. After the 20th transfer request, the computer system will not allow a Contract owner to do another Sub-Account transfer by telephone, voice recording unit or via the internet.

On the anniversary each year of the date the Contract was issued, the Companies reset each Contract owners' transfers to allow 20 new Sub-Account transfers by any means.

While the Companies currently utilize this 20 Transfer Rule to attempt to prevent Abusive Transfers, the Trust acknowledges and agrees that the Contracts may not give the Companies the ability to restrict transfers and that the Companies do not have the ability to track, in real time, individual transfers in all Contracts, although the Companies acknowledge that they have the ability to track individual transfers in all Contracts on a next-day basis and that they have appropriate systems and controls to monitor for transfers for purposes of calculating and applying the 20 Transfer Rule.

       (b) To the extent the Underwriter is able to identify transfer activity that it deems to be Abusive Transfer activity, the Underwriter agrees to notify the companies of transfer activity that it deems to be Abusive Transfer activity. After receiving such notice, each Company agrees that it will cooperate with the Trust and Underwriter to limit Abusive Transfers to the extent permissible under the terms and conditions of Contract owner prospectuses and Contracts in effect at that time. The Trust and the Companies agree to amend this provision as mutually deemed to be necessary to reflect any applicable law changes.

       (c) In accordance with Rule 22c-2 adopted in SEC Rel. No. IC-26782 (Mar. 11, 2005) (the "Release"), the Companies shall on and after the compliance date set forth in the Release (as such date may be modified in subsequent SEC releases) provide, upon request by the Trust or the Underwriter, the Taxpayer Identification Number or other identifying information contained in the Companies' records, of any particular or all Contract owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges. The Companies shall also honor any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract owner who has been identified by the Companies or the Trust as having engaged in transactions in such shares that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers. The Trust may offer Series and/or share classes offered through the Separate Accounts that impose redemption fees in certain circumstances ("Redemptions Fee Funds"). The Companies intend to maintain required records and otherwise comply with any applicable regulation issued by the SEC or other agency relating to the assessment and collection of redemption fees by such Redemption Fee Funds, including imposing and remitting such fees to the Trust.

       (d) In the event the Trust implements restrictions on trading, market timing policies, redemption fees, or any other trading policy or procedure that is more restrictive and/or that conflicts, as determined by the Companies in its reasonable discretion, with the Companies trading policies and procedures for the Contracts, the Underwriter will bear all expenses for closing the affected Fund in the Contracts, if permitted under the terms of the Shared Funding Exemptive Order. In the event the Companies implement a trade policy or procedure that is less restrictive than the current 20 Transfer Rule, the Trust and the Underwriter shall each have the option of closing the Trust shares in the Contracts at the cost of the Companies.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1  Each Company represents and warrants that

       (a) at all times during the term of this Agreement the Contracts it issues are or will be registered under the 1933 Act or will be offered and sold in compliance with exemptions from such registration; such Contracts will be issued and sold in compliance in all material respects with all applicable laws. Such Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account under applicable law and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts or operate such Account in compliance with exemption from such registration; and

       (b) the Contracts are currently treated as endowment, annuity or life insurance contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such treatment and that it will notify the Trust and Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

3.2  The Trust represents and warrants that

       (a) at all times during the term of this Agreement Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold by the Trust to each Company in compliance with all applicable laws, subject to the terms of Sections 3.4 below, and the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter in connection with their sale by the Trust to a Company and only as required by Section 3.4;

       (b) it is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will use its best efforts to maintain such qualification (under Subchapter M or any successor provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future; and

       (c) it is lawfully organized and validly existing under the laws of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

3.3 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Trust shares in accordance with all applicable securities laws applicable to it, including without limitation the 1933 Act, and the 1940 Act.

3.4 Notwithstanding any other provision of this Agreement, the Trust shall be responsible for the registration and qualification of its shares and of the Trust itself under the laws of any jurisdiction only in connection with the sales of shares directly to a Company through the Underwriter. The Trust shall not be responsible, and each Company shall take full responsibility, for determining any jurisdiction in which any qualification or registration of Trust shares or the Trust by the Trust may be required in connection with the sale of the Contracts or the indirect interest of any Contract in any shares of the Trust and advising the Trust thereof at such time and in such manner as is necessary to permit the Trust to comply.

3.5 The Trust make no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

             ARTICLE IV. PROSPECTUSES AND PROXY STATEMENTS; VOTING

4.1 The Trust shall provide the Companies with as many printed copies of the current prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each of the Funds (and no other Funds), and any supplements or amendments to any of the foregoing, as the Companies may reasonably request. If requested by the Companies in lieu of the foregoing printed documents, the Trust shall provide such documents in the form of camera-ready film, computer diskettes or typeset electronic document files, all as the Companies may reasonably request, and such other assistance as is reasonably necessary in order for the Companies to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each of the Funds (and no other Funds), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Expenses associated with providing, printing and distributing such documents shall be allocated in accordance with Schedule C attached to this Agreement.

4.2 The Trust's Prospectus shall state that the Statement of Additional Information ("Statement") for the Trust is available from the Underwriter or its designee (or in the Trust's discretion, the Prospectus shall state that such Statement is available from the Trust), and the Underwriter (or the Trust), at its expense, shall print and provide such Statement free of charge to each Company and to any owner of a Contract or prospective owner who requests such Statement.

4.3 Except for such accounts which are designated on Schedule A as Putnam Hartford Separate Accounts, the Trust, at its expense, shall provide the Company with copies of its reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for distribution to the Contract owners, such distribution to be the expense of the Company.

4.4 Each Company shall vote all Trust shares as required by law and the Shared Funding Exemptive Order. Each Company reserves the right to vote Trust shares held in any separate account in its own right, to the extent permitted by law and the Shared Funding Exemptive Order. Each Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges in a manner consistent with the legal requirements and the Shared Funding Exemptive Order.

4.5 The Trust will comply with all applicable provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Securities and Exchange Commission's Interpretation of the requirements of Section 16(a) with respect to periodic elections of Trustees and with whatever rules the Commission may promulgate with respect thereto.

4.6 The Trust or Underwriter will provide the Companies reasonable advance notice of any material change for a Fund, including but not limited to any of the following changes, to the extent material in the particular case: (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) fund name changes, and/or (d) fund adviser or sub-adviser changes. If the Trust fails to provide the Companies with the required notice, the Underwriter will reimburse the Companies for all reasonable expenses for facilitating the changes and for notifying Contract owners.

                   ARTICLE V. SALES MATERIAL AND INFORMATION

5.1 Without limiting the scope or effect of Section 5.2, each Company shall furnish, or shall cause to be furnished, to the Underwriter each piece of sales literature or other promotional material in which the Trust, its investment adviser or the Underwriter is named at least 10 days prior to its use. No such material shall be used if the Underwriter objects to such use within five Business Days after receipt of such material.

5.2 Neither Company shall give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in annual or semi-annual reports or proxy statements for the Trust, or in sales literature of other promotional material approved by the Trust or its designee or by the Underwriter, except with the written permission of the Trust or the Underwriter or the designee of either or as is required by law.

5.3 The Underwriter or its designee shall furnish, or shall cause to be furnished, to each Company or its designee, each piece of sales literature or other promotional material prepared by the Underwriter in which any of Company, a separate account of a Company or a Contract is named at least 10 days prior to its use. No such material shall be used if a Company or its designee objects to such use within five Business Days after receipt of such material.

5.4 Neither the Trust nor the Underwriter shall give any information or make any representations on behalf of a Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or' prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or published reports for each Account which are in the public domain or approved by a Company for distribution to Contract owners, or in sales literature or other promotional material approved by a Company or its designee, except with the written permission of such Company or as is required by law.

5.5 For purposes of this Article V, the phrase "sales literature or other promotional material" Includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all registered representatives.

                         ARTICLE VI. FEES AND EXPENSES

6.1 The parties agree that additional fees or other compensation payable between the parties may be covered under a separate Marketing and Administrative Support Services Agreement.

                           ARTICLE VII. SERVICE FEES

7.1 With respect to any Account investing in Class I-B shares, so long as the Company creating such Account complies with its obligations in this Article VII, the Underwriter shall pay such Company a quarterly service fee (the "Service Fee") on shares of the Funds held in such Account at the annual rates specified in Schedule B (excluding any accounts for the Company's own corporate retirement plans), subject to Section 7.2 hereof.

7.2 Each Company understands and agrees that all Service Fees payments are subject to the limitations contained in each Fund's Distribution Plan, which may be varied or discontinued at any time and hereby waive the right to receive such service fee payments with respect to a Fund if such Fund ceases to pay 12b-1 fees to the Underwriter.

7.3 (a) A Company's failure to provide the services described in Section 7.4 or otherwise comply with the terms of this Agreement will render it ineligible to receive Service Fees; and

(b)  The Underwriter may, without the consent of the Companies, amend this
Article VII to change the terms of the Service Fee payments with prior written notice to the Companies; provided that the Underwriter may not change such terms with respect to the Companies unless such changes are applied to the payment of Service Fees generally or if a Company has not fulfilled its obligations hereunder.

7.4 Each Company receiving Service Fees will provide the following services to the Contract owners purchasing Fund shares:

       (a) Maintaining regular contact with Contract owners and assisting in answering inquiries concerning the Funds;

       (b) Assisting in printing and distributing shareholder reports, prospectuses and other sale and service literature provided by the Underwriter

       (c) Assisting the Underwriter and its affiliates in the establishment and maintenance of shareholder accounts and records;

       (d) Assisting Contract owners in effecting administrative changes, such as exchanging shares in or out of the Funds;

       (e)  Assisting in processing purchase and redemption transactions; and

       (f) Providing any other information or services as the Contract owners or the Underwriter may reasonably request.

Each company will support the Underwriter's marketing efforts by granting reasonable requests for visits to the Company's offices by the Underwriter's wholesalers.

7.5 Each company's compliance with the service requirement set forth in this Agreement will be evaluated from time to time by monitoring redemption levels of Class I-B Fund shares held in any Account and by such other methods as the Underwriter deems appropriate.

7.6 The provisions of the Article VII shall remain in effect for not more than one year from the date hereof and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by the Trustees in conformity with Rule 12b-1. This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act). In addition, this Article VII may be terminated at any time, without the payment of any penalty, with respect to any Fund or the Trust as a whole by any party upon written notice delivered or mailed by registered mail, postage prepaid, to the other party, or, as provided in Rule 12b-1 under the 1940 Act by the Trustees or by the vote of the holders of the outstanding voting securities of any Fund.

7.7 The Underwriter shall provide the Trustees of each of the Funds, and such Trustees shall review at least quarterly, a written report of the amounts paid to the Companies under this Article VII and the purposes for which such expenditures were made.

                         ARTICLE VIII. DIVERSIFICATION

8.1 The Trust shall cause each Authorized Fund to maintain a diversified pool of investments that would, if such Fund were a segregated asset account, satisfy the diversification provisions of Section 817(h) of the Code and the regulations promulgated thereunder.

                        ARTICLE IX. POTENTIAL CONFLICTS

9.1 The Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Accounts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities law or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform each Company if the Trustees determine that a material irreconcilable conflict exists and the implications thereof.

9.2 Each Company will report any potential or existing conflicts of which it is aware to the Trustees. Each Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order, by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised. This includes, but is not limited to, an obligation by a Company to inform the Trustees whenever Contract owner voting instructions are disregarded.

9.3 If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, each affected Company shall to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take, at such Company's expense, whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Fund and reinvesting such assets in 8 different investment medium, including (but not limited to) another Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

9.4 If a material irreconcilable conflict arises because of a decision by a Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, such Company may be required, at the Trust's election, to withdraw the affected Account's investment in one or more Funds and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty shall be imposed as a result of such withdrawal. Any such withdrawal and termination must take place with six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders by such Company for the purchase (or redemption) of shares of the Trust.

9.5 If a material irreconcilable conflict arises because of a particular state insurance regulator's decision applicable to a Company to disregard Contract owner voting instructions and that decision represents a minority position that would preclude a majority vote, then such Company may be required, at the Trust's direction, to withdraw the affected Accounts investment in one or more Authorized Funds; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, unless a shorter period is required by law, and until the end of the foregoing six month period (or such shorter period is required by law), the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and supplement orders by such Company for the purchase (and redemption) of shares of the Trust. No charge or penalty will be imposed as a result of such withdrawal.

9.6 For purposes of Section 9.3 through 9.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict. Neither the Trust nor the Underwriter shall be required to establish a new funding medium for the Contracts, nor shall a Company be required to do so, if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the affected Company will withdraw the Account's investment in one or more Authorized Funds and terminate this Agreement within six (6) months (or such shorter period as may be required by law or any exemptive relief previously granted to the Trust) after the Trustees inform such Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal.

9.7 The responsibility to take remedial action in the event of the Trustees' determination of a material irreconcilable conflict and to bear the cost of such remedial action shall be the obligation of each Company, and the obligation of such Company set forth in this Article IX shall be carried out with a view only to the interests of Contract owners.

9.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 4.4, 4.5, 9.1, 9.2, 9.3, 9.4 and 9.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

9.9 Each Company has reviewed the Shared Funding Exemption Order and hereby assumes all obligations referred to therein which are required, including, without limitation, the obligation to provide reports, material or data as the Trustees may request as conditions to such Order, to be assumed or undertaken by the Company.

                           ARTICLE X. INDEMNIFICATION

10.1  Indemnification by the Company

10.1 (a) Each Company shall indemnify and hold harmless the Trust and the Underwriter and each of the Trustees, directors of the Underwriter, officers, employees or agents of the Trust or the Underwriter and each person, if any, who controls the Trust or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 10.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of such Company which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

       (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Registration Statement, Prospectus or Statement of Additional Information or, in the case of Contracts not registered under the 1933 Act, private placement memoranda or similar offering documents, for the Contracts issued by the Company or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to such Company by or on behalf of the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

       (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the Trust's Registration Statement or Prospectus, or in sales literature for Trust shares not supplied by such Company, or persons under its control) made by, or unlawful conduct of, the Company or persons under its control, with respect to the sale or distribution of the of the Contracts or Trust shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust or the Underwriter by or on behalf of such Company; or

       (iv) arise out of or result from any breach of any representation and/or warranty made by such Company in this Agreement or arise out of or result from any other breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 10.1
            (b) and 10.1 (c) hereof.

(b) A Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's failure to fulfill its obligations or duties under this Agreement or to the Trust, whichever is applicable.

(c) A Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified such Company in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect to such claim. Failure to notify a Company of any such claim shall not relieve such Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision. In case any such action is brought against the Indemnified Parties, such Company shall be entitled to participate, at its own expense, in the defense of such action. A Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from such Company to such Indemnified Party of the Company's election to assume the defense thereof the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and such Company will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified party independently in connection with the defense thereof other than reasonable costs of investigation.

(d) The Underwriter shall promptly notify each Company of the commencement of any litigation or proceedings against the Trust or the Underwriter in connection with the issuance or sale of the Trust Shares or the Contracts or the operation of the Trust or the failure of the Company to perform any of its obligations hereunder.

10.2  Indemnification by the Underwriter

       (a) The Underwriter shall indemnify and hold harmless each Company and each person, if any, who controls such Company within the meaning of
            Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the sales literature of the Trust prepared by or approved by the Trust or Underwriter (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

         (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the Registration Statement, Prospectus, Statement of Additional Information or sales literature for the Contracts not supplied by the Underwriter or persons under its control) made by, or unlawful conduct of, the Underwriter or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, Statement of Additional Information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to a Company by or on behalf of the Underwriter; or

         (iv) arise out of or result from any breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other breach of this Agreement by the Underwriter or arise out of or result of a breach by the Trust of
              Article VIII; as limited by and in accordance with the provisions of Sections 10.2(b) and 10.2(c) hereof.

       (b) The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's failure to fulfill to its obligations and duties under this Agreement or to a Company or the Account, whichever is applicable.

       (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim. Failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Underwriter to such Indemnified Party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

       (d) A Company shall promptly notify the Underwriter of the Trust of the commencement of any litigation or proceedings against it or any of its officers or directors, in connection with the issuance or sale of the Contracts or the operation of each Account.

10.3  Indemnification by the Trust

       (a) The Trust shall indemnify and hold harmless such Company, and each person, if any, who controls such Company within the meaning of
            Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Trust and;

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, Prospectus and Statement of Additional Information of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in the Registration Statement, Prospectus, or Statement of Additional Information for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

         (ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Sections 10.3(b) and 10.3(c) hereof.

       (b) The Trust shall not be liable under the indemnification provision with respect to any losses. claims, damages, liabilities or litigation incurred or assessed against an

            Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence or by reason of such Indemnified Party's failure to fulfill its obligations and duties under this Agreement or to such Company, the Trust, the Underwriter or each Account, whichever is applicable.

       (c) The Trust shall not be liable under this indemnification provision with respect to any claim made against an indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of Indemnity hereunder in respect of such claim. Failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party named in the action. After notice from the Trust to such Indemnified Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

       (d) Each Company agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its officers or, directors, in connection with this Agreement, the issuance or sale of the Contracts or the sale or acquisition of shares of the Trust.

10.4 With respect to any claim, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant developments in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

10.5 If a party is defending a claim and indemnifying the other party hereto, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party hereto of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the other party fails to consent within five (5) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the other party, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount. Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to the Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this Section 5.6 shall not apply.

10.6 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a de novo proceeding, separate ad apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

10.7 The provisions of this Article X shall survive any termination of This Agreement.

                           ARTICLE XI. APPLICABLE LAW

11.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

11.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                            ARTICLE XII. TERMINATION

12.1 This Agreement shall terminate at the option of any party upon one year's advance written notice to the other parties provided (i) that as to any Account not identified on Schedule A as a Putnam Hartford Separate Account this Agreement may be terminated upon 180 days prior written notice and (ii) neither the Underwriter nor any Company may terminate this Agreement as to any account identified on attached Schedule A as a Putnam Hartford Separate Account until after May 1, 2005; or

12.2 It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 12.1 may be exercised for any reason or for no reason.

12.3 No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for such termination. Such prior written notice shall be given in advance of the effective date of termination as required by this Article XII.

12.4 Notwithstanding any termination of this Agreement, subject to Section 2.2 of this Agreement, the Trust and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts issued by such Company in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, subject to Section 2.2 of this Agreement, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 12.4 shall not apply to any termination under Article IX and the effect of such Article IX termination shall be governed by Article IX of this Agreement. The provisions of this Section 12.4, and the provisions of
Section 2.2 shall survive termination of this Agreement.

                             ARTICLE XIII. NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

One Post Office Square, Boston, MA 02109 Attention: Treasurer

If to the Underwriter:

One Post Office Square, Boston, MA 02109 Attention: General Counsel

If to a Company:

Hartford Life and Annuity Insurance Company
Hartford Life Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Alan Kreczko, General Counsel

                           ARTICLE XIV MISCELLANEOUS

14.1 A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument, including without limitation Article IX, are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Trust.

14.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

14.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

14.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

14.5 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

14.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

14.7 Notwithstanding any other provision of this Agreement, the obligations of the Trust and the Underwriter are several and, without limiting in any way the generality of the foregoing, neither such party shall have any liability for any action or failure to act by the other party, or any person acting on such other party's behalf.

14.8 No party may assign its rights or obligations under this Agreement without the consent of the other parties hereto. Any such assignment made without such consent shall be null and void.

14.9 Each party will treat as confidential any and all "Nonpublic Personal Financial Information" and any "Fund Information" and all information reasonably expected to be treated as confidential (collectively, "Confidential Information") and not release any Confidential Information unless (a) the other party provides written consent to do so; (b) a party is requested or compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shall safeguard Confidential Information as required by applicable law and provide reasonable confirmation upon request. As used above, (i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial information about any prospective or then existing customer of the Companies including customer lists, names, addresses, account numbers and any other data provided by customers to the Companies in connection with the purchase or maintenance of a product or service that is not Publicly Available; (ii) "Fund Information" shall refer to any information about a Fund or its portfolio holdings, or any other information whatsoever with respect to a Fund that is not publicly available; and (iii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

On their behalf and on behalf of each Separate Account named in Schedule A, as such Schedule may be amended from time to time

By:    [ILLEGIBLE]
       -----------------------------------
Its    Vice President

PUTNAM VARIABLE TRUST

By:    [ILLEGIBLE]
       -----------------------------------
Its    Senior Vice President

PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP

By:    [ILLEGIBLE]
       -----------------------------------
Its    Senior Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT

Hartford Life Insurance Company Seperate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three

                                   SCHEDULE B

    SERVICE FEE PAYMENTS ON CLASS I-B
         SHARES AUTHORIZED FUNDS                            RATE
--------------------------------------------------------------------------------
                All Funds                             0.25% per annum

                                   SCHEDULE C

                             ALLOCATION OF EXPENSES

             PAID BY THE COMPANIES                        PAID BY THE TRUST (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------------------
Preparing and filing the Separate Account's       Preparing and filing the Trust's registration
registration statement                            statement
Text composition for Separate Account prospectus  Text composition for Fund prospectuses and
and supplements                                   supplements
Text alterations of Separate Account prospectus   Text alterations of Fund prospectuses and
and supplements                                   supplements
Printing Separate Account prospectuses and        Printing Fund prospectus and supplements for use
supplements for use with prospective Contract     with existing Contract owners; or if requested by
owners;                                           the Companies, providing camera-ready film, computer
Printing Fund prospectuses and supplements for    diskettes or typeset electronic document files of
use with prospective Contract owners              such documents and printing such documents for use
                                                  with existing Contract owners (1)
Text Composition and printing of Separate         Text composition and printing of Trust statement of
Account statement of additional information       additional information, if required by applicable
                                                  law (1)
Mailing and distributing Separate Account         If required by applicable law, the Underwriter shall
prospectuses, supplements and statements of       pay for mailing and distributing Fund prospectuses,
additional information to existing Contract       supplements and statements of additional information
owners as required by applicable law;             to existing Contract owners, unless and until such
Mailing and distributing Separate Account         time as the Trust agrees to pay for such costs (1)
prospectuses and supplements to prospective       The Underwriter shall pay for printing, mailing and
Contract owners;                                  distributing Fund and Separate Account supplements
Mailing and distributing Fund prospectuses and    and other communications related to fund
supplements to prospective Contract owners        substitutions, fund closings, fund mergers and other
                                                  similar fund transactions; provided, however, that
                                                  Hartford shall pay for such Fund and Separate
                                                  Account documents if the fund substitution, closing
                                                  merger or similar transaction is initiated as a
                                                  result of action taken, or a request made, by the
                                                  Company.
Text composition of any annual and semi-annual    Text composition of annual and semi-annual reports
reports of the Separate Account, printing,        of the Fund: printing, mailing, and distributing
mailing, and distributing any annual and          annual and semi-annual reports of the Fund to
semi-annual reports of the Separate Account       existing Contract owners (1)
Text composition, printing, mailing,              Text composition, printing, mailing, distributing,
distributing, and tabulation of proxy statements  and tabulation of proxy statements and voting and voting instruction solicitation materials to  instruction solicitation materials to Contract
Contract owners                                   owners

             PAID BY THE COMPANIES                        PAID BY THE TRUST (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------------------
with respect to proxies sponsored by the          with respect to proxies sponsored by the Fund or the
Separate Accounts                                 Trust

------------

(1) The Companies may choose to print the Fund' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents, in combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing and delivery of the combined materials shall be determined pro-rata based upon the page count of the Fund' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts.

                                   SCHEDULE D

                    FORMAT FOR NAV AND DIVIDEND INFORMATION

Please provide the following information when sending the nightly NAV and Dividend Distribution Date Fax/Email:

Mutual Fund Company Name
Pricing Company Name
Fund Name
Fund Number
NAV
NAV Change
Dividend Amount
POP
POP change
Composite Yield (Money Market Only)
7 day Yield (Money Market Only)
30 day Yield (Money Market Only)
Days to Maturity (Money Market Only)

Additional information provided, which does not appear on the daily sheet:

Pricing Contact Name and Phone Number
Distribution Data Contact Name and Phone Number
Emergency after hours Name & Phone Number

                                AMENDMENT TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                             PUTNAM VARIABLE TRUST
                  PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is entered into as of this 8 day of March, 2006, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter").

WHEREAS, the Companies, the Trust and the Underwriter have executed a Participation Agreement made and entered into as of May 2, 2005 (the "Fund Participation Agreement");

WHEREAS, each of the parties hereto wish to amend and restate Schedule A to the Fund Participation Agreement; and

WHEREAS, unless otherwise defined herein, terms used in this Amendment shall have the meanings provided in the Fund Participation Agreement.

NOW, THEREFORE, each of Company, the Trust and the Underwriter hereby agree as follows:

1. The following Separate Account is added to Schedule A: Hartford Life Insurance Company Separate Account Two.

2. Unmodified Terms. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.

3. Effectiveness of Amendment. The amendment to the Fund Participation Agreement contemplated by this Amendment shall become effective as of the first day of May, 2006.

                [THE REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

PUTNAM RETAIL MANAGEMENT LIMITED        PUTNAM VARIABLE TRUST
PARTNERSHIP

By:    /s/ F.Jeff Aaron, III             By:    /s/ Elaine M. Sullivan
       --------------------------------         --------------------------------
Name:  F.Jeff Aaron, III                 Name:  Elaine M. Sullivan
Its:                                     Its:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By:    /s/ [ILLEGIBLE]
       --------------------------------
Name:  [ILLEGIBLE]
Its:

                                   SCHEDULE A
                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three

                                AMENDMENT TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                             PUTNAM VARIABLE TRUST
                  PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and executed as of this 31st day of October, 2007, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter").

WHEREAS, the Companies, the Trust and the Underwriter have executed a Participation Agreement made and entered into as of May 2, 2005 (the "Fund Participation Agreement"); and

WHEREAS, each of the parties hereto wish to amend and restate Schedule A to the Fund Participation Agreement;

NOW, THEREFORE, each Company, the Trust and the Underwriter hereby agree as follows:

1. The following Separate Accounts are hereby added to Schedule A: Hartford Life Insurance Company Separate Account Two and Hartford Life Insurance Company Separate Account Eleven. The Amended and Restated Schedule A is attached hereto.

2. Unmodified Terms. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

PUTNAM RETAIL MANAGEMENT LIMITED       PUTNAM VARIABLE TRUST
PARTNERSHIP

By     /s/ Mark Coneeny                By     /s/ Jonathan Horwitz
       ------------------------------         ------------------------------
Name:  Mark Coneeny                    Name:  Jonathan Horwitz
Its:   Managing Director               Its:   Fund Treasurer

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By     /s/ Martin A. Swanson
       ------------------------------
Name:  Martin A. Swanson
Its:   Vice President

                              AMENDED AND RESTATED
                                   SCHEDULE A
                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three Hartford Life Insurance Company Separate Account Eleven

                                AMENDMENT NO. 2
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated May 2, 2005, as amended, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter") is hereby amended as follows:

SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

HARTFORD LIFE INSURANCE COMPANY        PUTNAM VARIABLE TRUST

By its authorized officer,             By its authorized officer,

By:    /s/ Robert Arena                By:    /s/ Jonathan S. Horwitz
       ------------------------------         ------------------------------
Name:  Robert Arena                    Name:  Jonathan S. Horwitz
Its:   Senior Vice President           Its:   Fund Treasurer
Date:  4/21/08                         Date:  4/30/08

HARTFORD LIFE AND ANNUITY              PUTNAM RETAIL MANAGEMENT
INSURANCE COMPANY                      LIMITED PARTNERSHIP

By its authorized officer,             By its authorized officer,

By:    /s/ Robert Arena                By:    /s/ Mark Coneeny
       ------------------------------         ------------------------------
Name:  Robert Arena                    Name:  Mark Coneeny
Its:   Senior Vice President           Its:   Managing Director
Date:  4/21/08                         Date:  4/25/08

                                   SCHEDULE A
                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven Hartford Life Insurance Company Separate Account Ten
Hartford Life and Annuity Insurance Company Separate Account Ten

                                AMENDMENT NO. 3
                            PARTICIPATION AGREEMENT

THIS AMENDMENT dated June 2, 2011 (the "AMENDMENT") to the Participation Agreement dated May 2, 2005 (together with all amendments, supplements and exhibits thereto, the "AGREEMENT") is made and entered into by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust ("Trust") and Putnam Retail Management Limited Partnership ("Underwriter") is hereby amended as follows:

1. NEW SCHEDULE A. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

2. All other terms and provisions of the Agreement not amended shall remain in full force and affect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the first date written above.

HARTFORD LIFE AND ANNUITY              HARTFORD LIFE INSURANCE
INSURANCE COMPANY                      COMPANY

By:    /s/ Richard E. Cady             By:    /s/ Richard E. Cady
       ------------------------------         ------------------------------
Name:  Richard E. Cady                 Name:  Richard E. Cady
Title: Assistant Vice President        Title: Assistant Vice President

PUTNAM RETAIL MANAGEMENT               PUTNAM VARIABLE TRUST
LIMITED PARTNERSHIP

By:    /s/ Mark Coneeny                By:    /s/ Jonathan S. Horwitz
       ------------------------------         ------------------------------
Name:  Mark Coneeny                    Name:  Jonathan S. Horwitz
Title: Head of Relationship            Title: Executive Vice President of
       Management                             Funds

                                   SCHEDULE A
                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven Hartford Life Insurance Company Separate Account Ten
Hartford Life and Annuity Insurance Company Separate Account Ten
Hartford Life Insurance Company Separate Account Eleven

                      RAYMOND DAVIDIAN           617-760-4521
                      Vice President             617-255-9056 fax
                      Contract advisor           raymond_davidian@putnam.com
                      Legal/Compliance           One Post Office Square
                                                 Boston, MA 02109

     [LOGO]
PUTNAM INVESTMENTS

June 15, 2011

VIA OVERNIGHT MAIL

John Williams
Hartford Retirement Plans Group
200 Hopmeadow Street
Simsbury, CT 06089

RE: Amendment No. 3 to the Participation Agreement among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership

Dear John,

Enclosed please find one fully executed original of the Amendment to participation Agreement. Feel free to contact me at (617) 760-4521 should you have any questions.

Sincerely,
/s/ Raymond Davidian

Raymond Davidian